                                                            OMB APPROVAL
                                                     --------------------------
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                                                     hours per response......14.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              JANUS INVESTMENT FUND
                         File Nos. 2-34393 and 811-1879
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    3) Filing Party:

--------------------------------------------------------------------------------
    4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (05-05)

FOR SHAREHOLDERS OF ONE OR MORE OF THE SERIES OF JANUS INVESTMENT FUND (THE "TRUST")

DEAR SHAREHOLDER:

     Your Fund's Board of Trustees is requesting your vote on several proposals regarding your Janus Fund that will be presented to shareholders at a Special Meeting of Shareholders to be held November 22, 2005. We encourage you to read the Questions and Answers section at the beginning of the enclosed proxy statement as well as the entire proxy statement, which describes each of the proposals. A summary of the proposals is as follows.

     1. For the Trust, to elect nine Trustees, including eight "independent" candidates.

     2. For shareholders of Janus Flexible Bond Fund only, to approve the removal of a fundamental policy in the Fund's 80% investment policy regarding income-producing securities.

     3. For shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund), to approve certain amendments to the Fund's investment advisory agreement with Janus Capital Management LLC ("JCM") to conform to prevailing industry practice.

     4. For shareholders of each of Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund, to approve a new investment advisory agreement between the Fund and JCM to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark.

     5. For shareholders of Janus Risk-Managed Stock Fund only, to approve a new subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment Technologies, LLC ("INTECH") to change the subadvisory fee rate paid by JCM to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark.

     As noted above, shareholders of each Fund referred to in number 4 above will be asked to approve a change to the Fund's investment advisory fee structure from a fixed-rate fee to a fee that varies based on the Fund's performance relative to the Fund's benchmark. The proposed investment advisory fee rate to be paid by the Fund would consist of a base fee as adjusted by a performance adjustment. The base fee would be the same as the fixed-rate fee currently paid by the Fund. During the first 12 months after the new investment advisory agreement becomes effective

(scheduled for January 1, 2006), the Fund would pay only the base fee, without adjustment. The performance adjustment would begin in month 13 of the new agreement and would adjust the base fee upward or downward in certain increments based upon the Fund's performance relative to its benchmark over an immediately preceding period. The maximum adjustment (positive or negative) to a Fund's base fee rate is 0.15% from the base rate currently paid by the Fund. The Proxy Statement describes the performance-based fee arrangement for the Fund and compares the new fee structure with the fees the Fund currently pays. With respect to the new fee arrangement proposed for the subadvisory agreement for Janus Risk-Managed Stock Fund between JCM and INTECH (number 5 above), JCM, and not the Fund, pays those fees. The Trustees believe that moving to a fee schedule that moves upward or downward based upon the performance of a Fund better aligns the interests of the shareholders of the Fund with those of the Fund's manager.

     YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD, UNLESS YOU PLAN TO ATTEND THE SPECIAL MEETING. YOUR FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.

     If you have any questions about the proposals, please call our proxy solicitor, Computershare, at 1-866-340-4019.

     Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

                                          Sincerely,

                                          /s/ Dennis B. Mullen

                                          Dennis B. Mullen
                                          Chairman of the Board of
                                          Janus Investment Fund

                             JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders of Janus Investment Fund ("JIF" or the "Trust," each separate series thereof, a "Fund" and collectively, the "Funds") will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on November 22, 2005 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1:                   To elect nine Trustees.

Proposal 2:                   For shareholders of Janus Flexible Bond Fund only,
                              to eliminate the Fund's fundamental 80% investment policy regarding income-producing securities.

Proposal 3.a.:                For shareholders of each Fund (except Janus Mid
                              Cap Value Fund, Janus Risk-Managed Stock Fund and
                              Janus Small Cap Value Fund), to approve certain amendments to each Fund's investment advisory agreement with Janus Capital Management LLC ("JCM" or "Janus Capital") to conform to prevailing industry practice.

Proposal 3.b.:                For shareholders of Janus Contrarian Fund, Janus
                              Mercury Fund, Janus Mid Cap Value Fund, Janus
                              Research Fund, Janus Risk-Managed Stock Fund, and
                              Janus Worldwide Fund only, to approve a new investment advisory agreement between the Trust, on behalf of each respective Fund, and JCM, to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark.

Proposal 4:                   For shareholders of Janus Risk-Managed Stock Fund
                              only, to approve a new subadvisory agreement between JCM, on behalf of the Fund, and Enhanced
                              Investment Technologies, LLC ("INTECH"), to change the subadvisory fee rate paid by JCM to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark.

     Any shareholder who owned shares of a Fund as of the close of business on September 9, 2005, will receive notice of the Meeting and will be entitled to vote at the Meeting.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR VOTING BY INTERNET OR TELEPHONE) WILL HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                          By order of the Board of Trustees,

                                          /s/ KELLEY ABBOTT HOWES
                                          Kelley Abbott Howes
                                          Vice President, General Counsel
                                          and Secretary
October   , 2005

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                              VALID SIGNATURE
    ------------                              ---------------
    Corporate Account
      (1) ABC Corp.                           ABC Corp.
      (2) ABC Corp.                           John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,             John Doe
           Treasurer
      (4) ABC Corp. Profit Sharing            John Doe, Trustee
           Plan
    Trust Account
      (1) ABC Trust                           Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d          Jane B. Doe
           12/28/78
    Custodial or Estate Account
      (1) John B. Smith, Cust. f/b/o          John B. Smith
          John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith             John B. Smith, Jr., Executor

                                October   , 2005
                             JANUS INVESTMENT FUND

Janus Balanced Fund                        Janus Mid Cap Value Fund
Janus Contrarian Fund                      Janus Money Market Fund
Janus Core Equity Fund                     Janus Olympus Fund
Janus Enterprise Fund                      Janus Orion Fund
Janus Federal Tax-Exempt Fund              Janus Overseas Fund
Janus Flexible Bond Fund                   Janus Research Fund
Janus Fund                                 Janus Risk-Managed Stock Fund
Janus Global Life Sciences Fund            Janus Short-Term Bond Fund
Janus Global Opportunities Fund            Janus Small Cap Value Fund
Janus Global Technology Fund               Janus Tax-Exempt Money Market Fund
Janus Government Money Market Fund         Janus Triton Fund
Janus Growth and Income Fund               Janus Twenty Fund
Janus High-Yield Fund                      Janus Venture Fund
Janus Institutional Cash Reserves Fund     Janus Worldwide Fund
Janus Mercury Fund

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                        SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

     This is a Proxy Statement for the above listed Janus funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of Janus Investment Fund ("JIF" or the "Trust"). Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the "Board" or the "Trustees") of JIF to approve proposals that have already been approved by the Board.

     The Special Meeting will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on November 22, 2005 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting").

     At the Meeting, you will be asked to vote on several proposals affecting your Fund(s). You should read the entire Proxy Statement before voting. If you have any questions, please call 1-866-340-4019. The Proxy Statement, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders on or about October 10, 2005.

     EACH FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING 1-800-525-3713, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST, 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

     There are several proposals for shareholder consideration.

     - PROPOSAL 1 relates to the election of nine Trustees. The election of Trustees will be determined by the affirmative vote of a plurality of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

     - PROPOSAL 2 applies to Janus Flexible Bond Fund only and asks for approval to eliminate the Fund's fundamental policy to normally invest at least 80% of its assets in income-producing securities. Under the Investment Company Act of 1940, as amended ("1940 Act"), approval of Proposal 2 requires the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the outstanding voting securities present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or by proxy (a "1940 Act Majority").

     - PROPOSAL 3.A. seeks approval of an amendment to the investment advisory agreement between Janus Capital Management LLC and the Trust, on behalf of each of certain Funds, to conform to prevailing industry practice. Shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund and Janus Small Cap Value Fund) are being asked to approve this proposal with respect to that Fund, which requires the vote of a 1940 Act Majority of that Fund.

     - PROPOSAL 3.B seeks approval of a new investment advisory agreement between JCM and the Trust, on behalf of each of Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund. Under the new agreement for each of these Funds, the investment advisory fee rate payable to JCM by the Fund would change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark. Approval of Proposal 3.b with respect to a Fund requires a 1940 Act Majority of the outstanding voting securities of the Fund.

     - PROPOSAL 4 applies to Janus Risk-Managed Stock Fund only and seeks approval of a new subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment Technologies, LLC ("INTECH"). Under the new subadvisory agreement, the subadvisory fee rate payable by JCM to INTECH would change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark. Approval of Proposal 4 requires a 1940 Act Majority of the outstanding voting securities of the Fund.

     The following table identifies the Funds entitled to vote on each proposal:

                                                    PROPOSALS
                       -------------------------------------------------------------------
                                                   3A                             4
                                       2        (ADVISORY         3B           (INTECH
                           1      (ELIMINATE    AGREEMENT   (PERFORMANCE-    PERFORMANCE-
                       (TRUSTEE   FUNDAMENTAL  CONFORMING       BASED           BASED
FUND                   ELECTION)    POLICY)    AMENDMENTS)  ADVISORY FEES)  ADVISORY FEES)
----                   ---------  -----------  -----------  --------------  --------------
Janus Balanced
  Fund...............      X                        X
Janus Contrarian
  Fund...............      X                        X             X
Janus Core Equity
  Fund...............      X                        X
Janus Enterprise
  Fund...............      X                        X
Janus Federal Tax-
  Exempt Fund........      X                        X
Janus Flexible Bond
  Fund...............      X           X            X
Janus Fund...........      X                        X
Janus Global Life
  Sciences Fund......      X                        X
Janus Global
  Opportunities
  Fund...............      X                        X
Janus Global
  Technology Fund....      X                        X
Janus Government
  Money Market Fund..      X                        X
Janus Growth and
  Income Fund........      X                        X
Janus High-Yield
  Fund...............      X                        X
Janus Institutional
  Cash Reserves
  Fund...............      X                        X
Janus Mercury Fund...      X                        X             X
Janus Mid Cap Value
  Fund...............      X                                      X
Janus Money Market
  Fund...............      X                        X
Janus Olympus Fund...      X                        X
Janus Orion Fund.....      X                        X
Janus Overseas
  Fund...............      X                        X
Janus Research
  Fund...............      X                        X             X
Janus Risk-Managed
  Stock Fund.........      X                                      X               X
Janus Short-Term Bond
  Fund...............      X                        X
Janus Small Cap Value
  Fund...............      X
Janus Tax-Exempt
  Money Market Fund..      X                        X

                                                    PROPOSALS
                       -------------------------------------------------------------------
                                                   3A                             4
                                       2        (ADVISORY         3B           (INTECH
                           1      (ELIMINATE    AGREEMENT   (PERFORMANCE-    PERFORMANCE-
                       (TRUSTEE   FUNDAMENTAL  CONFORMING       BASED           BASED
FUND                   ELECTION)    POLICY)    AMENDMENTS)  ADVISORY FEES)  ADVISORY FEES)
----                   ---------  -----------  -----------  --------------  --------------
Janus Triton Fund....      X                        X
Janus Twenty Fund....      X                        X
Janus Venture Fund...      X                        X
Janus Worldwide
  Fund...............      X                        X             X

HAS MY FUND'S BOARD APPROVED THE PROPOSALS?

     Yes, the Board unanimously recommends that shareholders vote FOR all applicable proposals.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     The Trustees are your representatives who oversee management and operations of your Fund. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has seven members, of which five have been elected by shareholders. In addition, the Board has determined it to be in the best interests of the Funds and their shareholders to expand the Board to nine members. All seven members of the current Board and two new members will stand for election at the Meeting.

WHY IS THE BOARD RECOMMENDING THE ELIMINATION OF A FUNDAMENTAL 80% INVESTMENT POLICY ON INCOME-PRODUCING SECURITIES FOR JANUS FLEXIBLE BOND FUND?

     Eliminating Janus Flexible Bond Fund's fundamental investment policy to invest 80% of net assets in income-producing securities is recommended because the Fund has adopted a non-fundamental policy of investing 80% of its net assets in bonds (consistent with the Fund's name) and such a policy is not required to be a fundamental policy. The Board believes these two policies are largely duplicative and thus they are not both necessary. Since the policy related to income-producing securities is a "fundamental" policy, it can only be changed with shareholder approval. Notably, the proposed elimination of this investment policy will not change the investment objectives of the Janus Flexible Bond Fund.

WHY IS THE BOARD PROPOSING CERTAIN CONFORMING AMENDMENTS TO CERTAIN FUNDS' INVESTMENT ADVISORY AGREEMENTS?

     Shareholders of certain Funds will be asked to approve an amendment of the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice. Such amendments are also in conformity with recommendations made by an independent compliance consultant engaged by Janus Capital. Janus Capital intends to continue to manage the Funds and provide the same level of services under the proposed amended investment advisory agreements. These proposed amendments will not impact the fee paid by your Fund.

WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR CERTAIN FUNDS?

     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of a Fund better aligns the interests of the manager, Janus Capital, with those of the Fund's shareholders. Currently, the Funds pay a fee at a fixed annual rate. As proposed, the investment advisory fee paid to Janus Capital would decrease when the Fund does not perform well relative to its benchmark and would increase during periods when the Fund outperforms its benchmark. Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Funds and attract and retain talented investment personnel.

WHAT WILL HAPPEN IF SHAREHOLDERS OF AN APPLICABLE FUND DO NOT APPROVE ALL APPLICABLE PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND?

     If shareholders of a Fund who are voting on a proposal to amend its Fund's current investment advisory agreement with Janus Capital or to approve a new investment advisory agreement with Janus Capital do not approve these proposal(s), Janus Capital will continue to manage the Fund and receive compensation for its services at a flat fixed-rate fee as detailed under the terms of the current investment advisory agreement.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

     Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed proxy card(s) and mailing the completed proxy card(s) in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet by following the instructions on the attached proxy card(s). Shareholders of record of each Fund at the close of business on September 9, 2005 (the "Record Date") will receive notice of and be asked to vote on the proposals, as applicable, presented at the Meeting. If you need assistance or have any questions regarding the proposals or how to vote your shares, please call 1-800-340-4019.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     At the Meeting, shareholders of all Funds will be asked to elect nine individuals to constitute the Trust's Board of Trustees. The nine nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust. These nine nominees were selected after careful consideration by the Trust's Nominating and Governance Committee, a committee consisting entirely of Trustees who are not "interested" persons (as defined in Section 2(a)(19) of the 1940 Act) of the Trust or JCM (the "Independent Trustees") and the nominations were approved by all of the current Independent Trustees. Each nominee has consented to serve as a Trustee, and the persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld on a proxy card.

     If elected, each Trustee will serve as a Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (required at age 72) or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion, subject to the 1940 Act, select another person to fill the vacant position. If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

     The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. However, under the terms of a settlement reached between JCM and the Securities and Exchange Commission ("SEC") in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust's organizational documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust's shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

     The nominees for Trustees and their backgrounds are shown on the following pages. This information includes each nominee's name, age, principal occupation(s) during the past five years, and other information about the nominee's professional background, including other directorships the nominee holds. The address of each nominee is 151 Detroit Street, Denver, Colorado 80206. All nominees listed below, other than Mr. Contro and Ms. Wolf, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee, other than Mr. Contro and Ms. Wolf, is currently a Trustee of Janus Adviser Series ("JAD") and Janus Aspen Series ("JAS"), other registered investment companies advised by JCM (JIF, JAD and JAS are collectively referred to herein as the "Janus Funds"). Collectively, the Janus Funds consist of 65 series as of September 1, 2005.

     Except for Mr. Bailey, each Trustee or nominee is not an "interested" person of the Trust, as that term is defined in the 1940 Act. Mr. Bailey is treated as an interested person of the Trust by virtue of his past positions and continuing relationships with JCM.

NOMINEES AS INDEPENDENT TRUSTEES

                                               NUMBER OF
                                               FUNDS IN
                                                 FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------
Jerome S. Contro                                  65        Partner, Tango Group, a
Age 49                                                      private investment firm
Nominee                           N/A                       (since 1999). Trustee
                                                            and Chairman of RS
                                                            Investment Trust (since
                                                            2001); Director, IZZE
                                                            Beverages; and
                                                            Director, MyFamily,
                                                            Inc.
William F. McCalpin                               65        Executive Vice
Age 47                                                      President and Chief
Trustee                       6/02-Present                  Operating Officer of
                                                            The Rockefeller
                                                            Brothers Fund (a
                                                            private family
                                                            foundation). Trustee
                                                            and Vice President,
                                                            Asian Cultural Council.

                                               NUMBER OF
                                               FUNDS IN
                                                 FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------
John W. McCarter, Jr.                             65        President and Chief
Age 66                                                      Executive Officer of
Trustee                       6/02-Present                  The Field Museum of
                                                            Natural History
                                                            (Chicago, IL). Chairman
                                                            of the Board and
                                                            Director, Divergence
                                                            Inc.; Director A.M.
                                                            Castle & Co. and W.W.
                                                            Grainger, Inc.; and
                                                            Trustee of Harris
                                                            Insight Funds Trust (19
                                                            portfolios), WTTW
                                                            (Chicago public
                                                            television station),
                                                            the University of
                                                            Chicago, and Chicago
                                                            Public Education Fund.
Dennis B. Mullen                                  65        Chairman and Chief
Age 61                                                      Executive Officer, Red
Chairman                      3/04-Present                  Robin Gourmet Burgers,
Trustee                       2/71-Present                  Inc. (since 2005).
                                                            Formerly, private
                                                            investor. Director, Red
                                                            Robin Gourmet Burgers,
                                                            Inc.; Director, Janus
                                                            World Funds
                                                            (Dublin-based, non-U.S.
                                                            funds).

                                               NUMBER OF
                                               FUNDS IN
                                                 FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------
James T. Rothe                                    65        Co-founder and Managing
Age 61                                                      Director, Roaring Fork
Trustee                       1/97-Present                  Capital Partners
                                                            (private equity firm);
                                                            and Professor Emeritus
                                                            of Business, University
                                                            of Colorado, Colorado
                                                            Springs, CO (since
                                                            2004). Formerly,
                                                            Professor of Business,
                                                            University of Colorado
                                                            (2002-2004);
                                                            Distinguished Visiting
                                                            Professor of Business
                                                            (2001-2002),
                                                            Thunderbird (American
                                                            Graduate School of
                                                            International
                                                            Management), Phoenix,
                                                            AZ; and Principal
                                                            (1988-1999) of
                                                            Phillips-Smith Retail
                                                            Group, Addison, TX (a
                                                            venture capital firm).
                                                            Director, Red Robin
                                                            Gourmet Burgers, Inc.
William D. Stewart                                65        Corporate Vice
Age 60                                                      President and General
Trustee                       6/84-Present                  Manager of MKS
                                                            Instruments-HPS
                                                            Products, Boulder, CO
                                                            (a manufacturer of
                                                            vacuum fittings and
                                                            valves).
Martin H. Waldinger                               65        Private Investments,
Age 66                                                      Consultant to
Trustee                       8/69-Present                  California Planned Unit
                                                            Developments. Formerly,
                                                            CEO and President,
                                                            Marwal, Inc.

                                               NUMBER OF
                                               FUNDS IN
                                                 FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------
Linda S. Wolf                                     65        Retired. Formerly,
Age 57                                                      Chairman and Chief
Nominee                           N/A                       Executive Officer, Leo
                                                            Burnett (Worldwide)
                                                            (2001-2005); President,
                                                            Leo Burnett (USA)
                                                            (1996-2000). Director,
                                                            The Field Museum of
                                                            Natural History
                                                            (Chicago, IL);
                                                            Director, Children's
                                                            Memorial Hospital;
                                                            Director, Chicago
                                                            Council on Foreign
                                                            Relations; Director,
                                                            Economic Club of
                                                            Chicago.

NOMINEE AS INTERESTED TRUSTEE

                                               NUMBER OF
                                               FUNDS IN
                                                 FUND
                                                COMPLEX
                                              OVERSEEN OR   PRINCIPAL OCCUPATION(S)
                                LENGTH OF        TO BE      DURING PAST FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED    OVERSEEN BY   AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST     NOMINEE         HELD BY NOMINEE
-------------------------     -------------   -----------   -----------------------
Thomas H. Bailey                                  65        Retired. Formerly,
151 Detroit Street                                          President (1978-2002)
Denver, CO 80206                                            and Chief Executive
Age 67                                                      Officer (1994-2002) of
Trustee                       6/69-Present                  Janus Capital or Janus
                                                            Capital Corporation.
                                                            Chairman and Director
                                                            (1978-2002) of Janus
                                                            Capital Corporation;
                                                            and Director
                                                            (1997-2001) of Janus
                                                            Distributors, Inc.;
                                                            President and Director
                                                            (1994-2002) of the
                                                            Janus Foundation.

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

     The Trust is governed by a Board of Trustees, which is responsible for major decisions relating to each Fund's investment objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by officers of the Funds and JCM (which is responsible for the Trust's day-to-day operations). The Trustees meet periodically throughout the year to oversee the Trust's activities, review each Fund's investment performance, and the quality of other services provided to each Fund and its shareholders by JCM, any subadvisers to a Fund, and any affiliates of JCM, including administration, distribution, and shareholder servicing.

     At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust's independent auditor (who reports directly to the Trust's Audit Committee), independent counsel, an independent fee consultant, and other experts as appropriate, all of whom are selected by the Independent Trustees. The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund's investment adviser and any affiliates of the investment adviser. The Trust's Independent Trustees meet regularly in executive session.

     There were 7 regular meetings and 3 special meetings of the Trustees held during the Trust's fiscal year ended October 31, 2004. Each Trustee attended at least 75% of the meetings during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

     The Board of Trustees proposed for election at the Meeting will be comprised of eight Independent Trustees and one individual who is considered an "interested" Trustee. The SEC has adopted rules that require at least 75% of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the slate of nominees is approved by shareholders, more than 85% of the Board of Trustees will be Independent.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has seven standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Money Market Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of the Trust's counsel, counsel to the Independent Trustees, independent auditors, and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust's Nominating and Governance Committee.

     Audit Committee. The Audit Committee reviews the Trust's financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee's review of the audit process includes, among other things, recommendation of the appointment and compensation of the Trust's independent auditors, oversight of the independent auditors, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust's independent auditor that audits the Funds' financial statements as to its independence. Currently, the members of the Audit Committee are John W. McCarter, Jr. (Chairman), Dennis B. Mullen and William D. Stewart. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Brokerage Committee. The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust's use of brokerage commissions and placement of portfolio transactions, including policies regarding the allocation of brokerage commissions, directed brokerage, "step-out" arrangements, and any soft dollar credits. Currently, the members of the Brokerage Committee are James T. Rothe (Chairman), William F. McCalpin and Dennis B. Mullen. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Investment Oversight Committee. The Investment Oversight Committee, established in September 2004, oversees the investment activities of Funds that invest in equity securities and/or fixed-income securities. The Committee meets regularly with investment personnel at JCM and of any subadviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. Prior to establishment of this Committee, the Committee's functions were performed at least quarterly by all of the Trustees. Currently, the members of the Investment Oversight Committee are Dennis B. Mullen (Chairman), William F. McCalpin, John W. McCarter, Jr., James
T. Rothe, William D. Stewart and Martin H. Waldinger. The Committee held one meeting during the fiscal year ended October 31, 2004.

     Legal and Regulatory Committee. The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust's Proxy Voting Guidelines. The Committee is also responsible for monitoring the Trust's compliance with regulatory orders or settlement agreements that have a bearing on the Trust. Currently, the members of the Legal and Regulatory Committee are William F. McCalpin (Chairman), William

D. Stewart and Martin H. Waldinger. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Money Market Committee. The Money Market Committee reviews various matters related to the operations of the Trust's money market funds, including compliance with the Trust's Money Market Fund Procedures and Rule 2a-7 under the 1940 Act. Currently, the members of the Money Market Committee are Martin H. Waldinger (Chairman), William F. McCalpin and James T. Rothe. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Nominating and Governance Committee. The Nominating and Governance Committee consults with JCM management in developing the agenda for each regular meeting of the Board, reviews and recommends changes to Trustee compensation, and oversees the administration of, and ensures the compliance with, the Governance Procedures and Guidelines adopted by the Trust. The Committee is also responsible for identifying and nominating candidates for appointment as Trustees. Consistent with the Trust's organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust's Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Exhibit A.

     For any candidate of the Board of Trustees nominated by the Committee, the principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board of Trustees and to carry out the responsibilities of the Trustees. In addition, in considering a potential candidate's qualifications to serve as a Trustee, the Committee may take into account a wide variety of criteria, including, but not limited to: (i) knowledge of the investment company industry, (ii) relevant experience, (iii) educational background, (iv) reputation for high ethical standards and personal and professional integrity, (v) financial, technical or other expertise, (vi) time commitment to the performance of duties of a Trustee, (vii) stature commensurate with the responsibility of representing Fund shareholders, and (viii) if a candidate is for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates for Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a Fund shareholder.

     Currently, the members of the Nominating and Governance Committee are Dennis B. Mullen (Chairman), John W. McCarter, Jr. and William D. Stewart. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Pricing Committee. The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Funds' securities. Currently, the members of the Pricing Committee are William
D. Stewart (Chairman), James T. Rothe and Martin H. Waldinger. The Committee held 26 meetings during the fiscal year ended October 31, 2004.

SHARE OWNERSHIP

     The Trustees believe that each Trustee should invest in one or more Funds (but not necessarily all) for which he or she serves as Trustee, to the extent the Trustee is directly eligible to do so. The amount of such investment, and Janus Fund(s) in which a Trustee determines to invest, will be dictated by the Trustee's individual financial circumstances and investment goals.

     Exhibit B to this Proxy Statement sets forth the number of shares and dollar range of equity securities of each Fund owned directly or beneficially as of September 13, 2005 by each Trustee and by the nominees for election at the Meeting. As of September 13, 2005, the nominees, Trustees and executive officers of the Funds as a group owned 5.46% of the outstanding shares of Janus Money Market Fund - Institutional Shares, 9.10% of the outstanding shares of Janus Research Fund, 5.22% of the outstanding shares of Janus Triton Fund, and less than 1% of the outstanding shares of each of the other Funds in this proxy.

COMPENSATION OF TRUSTEES

     The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended and a fee for attending an in-person committee meeting convened on a date other than that of a regularly scheduled Trustee meeting. Each current Independent Trustee also receives fees from other Janus Funds for serving as Trustee of those Funds. JCM pays persons who are directors, officers or employees of JCM or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers of the Fund. None of the Trustees are entitled to receive any retirement or deferred compensation benefits from the Funds.

     The Trust's Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees, in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The following table shows the fees paid to each current Independent Trustee by the Trust for the fiscal year ended October 31, 2004 and by all of the Janus Funds during calendar year 2004:

                                                 TOTAL COMPENSATION FROM
                        AGGREGATE COMPENSATION   THE TRUST AND THE JANUS
NAME OF TRUSTEE           FROM THE TRUST(1)          FUND COMPLEX(2)
---------------         ----------------------   -----------------------
William F. McCalpin            $216,666                 $243,000
John W. McCarter, Jr.          $207,190                 $243,000
Dennis B. Mullen(3)            $323,173                 $429,205
James T. Rothe                 $224,049                 $302,000
William D. Stewart             $221,942                 $252,000
Martin H. Waldinger            $220,377                 $247,500

---------------

(1) Includes compensation for service on behalf of 27 funds (as of October 31, 2004).

(2) For Mr. Rothe, includes compensation for service on the Boards of four Janus Trusts comprised of 61 portfolios (as of December 31, 2004). For Mr. Mullen, includes compensation for service on the Boards of five Janus Trusts comprised of 82 portfolios (21 portfolios of which are for service on the board of Janus World Funds, an offshore product) (as of December 31, 2004). For Messrs. McCarter, McCalpin, Stewart, and Waldinger, includes compensation for service on the Boards of three Janus Trusts comprised of 59 fund portfolios (as of December 31, 2004).

(3) For compensation received from the Trust, includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For aggregate compensation received from the Janus Fund Complex, includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, comprised of 59 portfolios (as of December 31, 2004).

OFFICERS

     The officers of the Trust and their principal occupations are set forth in Exhibit C to this Proxy Statement.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE.

               PROPOSAL 2: APPROVAL OF ELIMINATION OF FUNDAMENTAL
                 INVESTMENT POLICY FOR JANUS FLEXIBLE BOND FUND

     Janus Flexible Bond Fund was previously named Janus Flexible Income Fund. In accordance with a rule adopted by the SEC requiring a fund to adopt an 80% investment policy with respect to investments tied to a fund's name (the "names rule"), Janus Flexible Income Fund adopted a policy to normally invest at least 80% of its total assets in income-producing securities. Such policy was adopted as a fundamental policy. When Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund, in accordance with the names rule, it adopted a policy to invest, under normal circumstances, at least 80% of its net assets in bonds. This 80% policy was adopted as a non-fundamental policy and is in addition to the fundamental policy to invest in income-producing securities. Bonds that Janus Flexible Bond Fund may invest in consist of mortgage-backed securities, corporate bonds, government bonds, convertible bonds and zero coupon bonds. The Trustees and JCM propose eliminating Janus Flexible Bond Fund's fundamental policy regarding investing 80% of total assets in income-producing securities. Elimination of this fundamental policy requires shareholder approval.

     The proposal to eliminate Janus Flexible Bond Fund's 80% investment policy regarding income-producing securities is designed to provide the Fund with maximum flexibility to pursue its investment objective of maximizing total return, consistent with preservation of capital, based primarily on investments in bonds and to respond to an ever-changing investment environment. Janus Flexible Bond Fund intends to maintain its current investment objective and continue to invest at least 80% of its net assets, under normal circumstances, in bonds. Any change to Janus Flexible Bond Fund's non-fundamental policy on bond investments requires sixty-day prior notice to shareholders before implementation.

     The Trustees believe that eliminating Janus Flexible Bond Fund's policy to invest 80% of total assets in income-producing securities is in the best interests of the Fund.

REQUIRED VOTE

     Approval of this proposal requires the affirmative vote of a 1940 Act Majority of the securities of Janus Flexible Bond Fund eligible to be voted at the meeting.

     On September 20, 2005, the Board of Trustees voted to approve the elimination of Janus Flexible Bond Fund's fundamental policy as described above.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF JANUS FLEXIBLE BOND FUND VOTE FOR APPROVAL TO ELIMINATE THE FUND'S FUNDAMENTAL 80% INVESTMENT POLICY ON INCOME-PRODUCING SECURITIES.

                   PROPOSAL 3: INVESTMENT ADVISORY AGREEMENT

   PROPOSAL 3.A. APPROVE AMENDMENTS TO A FUND'S INVESTMENT ADVISORY AGREEMENT
                     BETWEEN JCM ON BEHALF OF CERTAIN FUNDS

     This Proposal 3.a. applies to each Fund except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund.

INTRODUCTION

     On September 20, 2005, the Board of Trustees approved certain amendments to the Investment Advisory Agreement between the Trust, on behalf of certain Funds, and JCM (the "Proposed Amended Advisory Agreements"), and authorized the submission of those amendments to the applicable Fund's shareholders for their approval. The primary purpose of these amendments is to conform to prevailing industry practice. A description of the proposed amendments is provided in further detail below under "Description of the Proposed Amended Advisory Agreements." The proposed changes, on their face, may be considered "material" changes requiring shareholder approval. Certain Funds' shareholders are also being asked to approve a new Investment Advisory Agreement which, in addition to incorporating the amendments discussed in Proposal 3.a., would contain a revised fee schedule, as discussed in further detail under Proposal 3.b.

     A copy of a form of Proposed Amended Advisory Agreement between JCM and the Trust, on behalf of each equity or income Fund permitted to vote on this Proposal 3.a., marked to show proposed revisions, is attached as Exhibit D to this Proxy Statement. A copy of a form of Proposed Amended Advisory Agreement between JCM and the Trust, on behalf of each money market fund, marked to show proposed revisions, is attached as Exhibit E to this Proxy Statement.

JCM AS INVESTMENT ADVISER

     JCM currently serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement between JCM and the Trust, on behalf of each

Fund (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements"). JCM is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of JCM, with the remaining 5% held by Janus Management Holdings Corporation. The principal executive officers and directors of JCM, located at 151 Detroit Street, Denver, Colorado 80206, and their principal occupations are included in Exhibit F to this Proxy Statement. Certain employees of JCM and/or its affiliates serve as officers of the Trust. Certain officers of the Trust and interested Trustees of the Trust are shareholders of JCG.

     JCM (together with its predecessors) has served as an investment adviser since 1970 and currently serves as investment adviser to all of the Janus Funds, consisting of 65 portfolios as of September 1, 2005, encompassing a broad range of investment objectives. JCM also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for
institutional accounts. As of           , 2005, JCM had $          in assets
under management. JCM currently serves as an investment adviser to other funds that have similar investment objectives as the Funds, as described in detail in Exhibit G to this Proxy Statement.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

     Under each Current Advisory Agreement, JCM provides each Fund with continuing investment management services. JCM is responsible for the day-to-day management of the Funds and provides continuous investment advice regarding the purchase and sale of securities held by the Funds, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine.

     JCM provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are considered interested persons of JCM. JCM provides certain administrative and other services and is responsible for the other business affairs of all the Funds. JCM may be compensated by Janus Government Money Market Fund, Janus Institutional Cash Reserves Fund, Janus Money Market Fund and Janus Tax-Exempt Money Market Fund for performing certain administrative services pursuant to an Administrative Services Agreement between JCM and the Trust on behalf of these money market
Funds, as described on page   of this Proxy Statement.

     The Funds pay all expenses incident to their organization, operations and business not specifically assumed by JCM, including custodian and transfer agency fees and expenses, brokerage commissions, and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, and Janus Services LLC ("Janus Services"), the Funds' transfer agent, each a wholly-owned subsidiary of JCM, and fees paid by the Funds to Janus Distributors and Janus
Services, is provided on page   of this Proxy Statement.

     Pursuant to its Current Advisory Agreement, each Fund pays JCM for its services an investment advisory fee which is calculated daily and paid monthly. The investment advisory fee paid by each Fund to JCM under its Current Advisory Agreement is calculated at the following annual rate as a percentage of each Fund's average daily net asset value:

FUND                                           ANNUAL RATE
----                                           -----------
Janus Contrarian Fund.................            0.64%
Janus Enterprise Fund.................            0.64%
Janus Global Life Sciences Fund.......            0.64%
Janus Global Opportunities Fund.......            0.64%
Janus Global Technology Fund..........            0.64%
Janus Fund............................            0.64%
Janus Mercury Fund....................            0.64%
Janus Olympus Fund....................            0.64%
Janus Orion Fund......................            0.64%
Janus Overseas Fund...................            0.64%
Janus Research Fund...................            0.64%
Janus Triton Fund.....................            0.64%
Janus Twenty Fund.....................            0.64%
Janus Venture Fund....................            0.64%
Janus Growth and Income Fund..........            0.62%
Janus Core Equity Fund................            0.60%
Janus Worldwide Fund..................            0.60%
Janus Balanced Fund...................            0.55%
Janus High-Yield Fund.................  First $300 million  0.65%
                                         Over $300 million  0.55%
Janus Short-Term Bond Fund............  First $300 million  0.64%
                                         Over $300 million  0.54%
Janus Flexible Bond Fund..............  First $300 million  0.58%
                                         Over $300 million  0.48%
Janus Federal Tax-Exempt Fund.........  First $300 million  0.50%
                                         Over $300 million  0.45%

FUND                                          ANNUAL RATE
----                                          -----------
Janus Government Money Market Fund....           0.20%
Janus Institutional Cash Reserves
  Fund................................           0.20%
Janus Money Market Fund...............           0.20%
Janus Tax-Exempt Money Market Fund....           0.20%

     Through March 1, 2006 for the Funds listed below, JCM has agreed by contract to waive its advisory fee payable by each of these Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding any brokerage commissions, interest, taxes and extraordinary expenses) exceed the following percentage of the Fund's average daily net asset value:

Janus Federal Tax-Exempt Fund..........................  0.55%
Janus Flexible Bond Fund...............................  0.93%
Janus High-Yield Fund..................................  0.90%
Janus Research Fund....................................  1.25%
Janus Short-Term Bond Fund.............................  0.64%
Janus Triton Fund......................................  1.25%

     In addition, JCM has agreed by contract to waive one-half its advisory fee for Janus Government Money Market Fund, Janus Institutional Cash Reserves Fund, Janus Money Market Fund, and Janus Tax-Exempt Money Market Fund until March 1, 2006, after which time such waiver shall become voluntary for each such Fund and may be terminated at any time.

     The following table summarizes the advisory fees paid by the Funds to JCM before any waivers and the amounts waived, if any, including any applicable advisory fee waivers, for the fiscal year ended October 31, 2004 (semiannual period ended April 30, 2005 for Janus Research Fund and Janus Triton Fund).

                                          ADVISORY FEES     WAIVERS
FUND                                       ($) (000'S)    ($) (000'S)
----                                      -------------   -----------
Janus Balanced Fund.....................     20,059            n/a
Janus Contrarian Fund...................     16,155            n/a
Janus Core Equity Fund..................      4,146            n/a
Janus Enterprise Fund...................     11,615            n/a
Janus Federal Tax-Exempt Fund...........        863            553
Janus Flexible Bond Fund................      7,113            n/a
Janus Fund..............................     99,852            n/a
Janus Global Life Sciences Fund.........      8,333            n/a
Janus Global Opportunities Fund.........      1,132            n/a
Janus Global Technology Fund............      9,581            n/a
Janus Government Money Market Fund......      2,056          1,028
Janus Growth and Income Fund............     35,672            n/a
Janus High-Yield Fund...................      3,913            n/a
Janus Institutional Cash Reserves
  Fund..................................      4,433          2,216
Janus Mercury Fund......................     32,393            n/a
Janus Money Market Fund.................     18,561          9,280
Janus Olympus Fund......................     16,664            n/a
Janus Orion Fund........................      3,494            n/a
Janus Overseas Fund.....................     16,157            n/a
Janus Research Fund(1)..................         22             22(2)
Janus Short-Term Bond Fund..............      1,926          1,062
Janus Tax-Exempt Money Market Fund......        365            183
Janus Triton Fund(1)....................         19             19(2)
Janus Twenty Fund.......................     60,268            n/a
Janus Venture Fund......................      8,770            n/a
Janus Worldwide Fund....................     58,977            n/a

---------------

(1) Period from February 25, 2005 (inception date) through April 30, 2005.

(2) In addition to waiving all of its advisory fee, JCM also reimbursed the Fund for other expenses that exceeded its expense limit.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Advisory Agreement for each Fund, except for Janus Research Fund and Janus Triton Fund which were initially approved by the Trustees on December 2, 2004. Each Fund's Current Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year only so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of that Fund or the Trustees of that Fund.

     Each Current Advisory Agreement (i) may be terminated without the payment of any penalty by JCM, the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. The table below shows the date of each Current Advisory Agreement as well as the date each Current Advisory Agreement was last submitted to a vote of shareholders and the reasons for such submission.

                                     DATE OF CURRENT     DATE LAST SUBMITTED
FUND                                ADVISORY AGREEMENT     TO SHAREHOLDERS
----                                ------------------   -------------------
Janus Balanced Fund...............       July 1, 2004      January 31, 2002(1)
Janus Contrarian Fund.............       July 1, 2004      January 31, 2002(1)
Janus Core Equity Fund............       July 1, 2004      January 31, 2002(1)
Janus Enterprise Fund.............       July 1, 2004      January 31, 2002(1)
Janus Federal Tax-Exempt Fund.....       July 1, 2004      January 31, 2002(1)
Janus Flexible Bond Fund..........       July 1, 2004      January 31, 2002(1)
Janus Fund........................       July 1, 2004      January 31, 2002(1)
Janus Global Life Sciences Fund...       July 1, 2004      January 31, 2002(1)
Janus Global Opportunities Fund...       July 1, 2004      January 31, 2002(1)
Janus Global Technology Fund......       July 1, 2004      January 31, 2002(1)
Janus Government Money Market
  Fund............................      April 3, 2002      January 31, 2002(1)
Janus Growth and Income Fund......       July 1, 2004      January 31, 2002(1)
Janus High-Yield Fund.............       July 1, 2004      January 31, 2002(1)
Janus Institutional Cash Reserves
  Fund............................      April 3, 2002          May 15, 2002(2)
Janus Mercury Fund................       July 1, 2004      January 31, 2002(1)
Janus Money Market Fund...........      April 3, 2002      January 31, 2002(1)
Janus Olympus Fund................       July 1, 2004      January 31, 2002(1)

                                     DATE OF CURRENT     DATE LAST SUBMITTED
FUND                                ADVISORY AGREEMENT     TO SHAREHOLDERS
----                                ------------------   -------------------
Janus Orion Fund..................       July 1, 2004      January 31, 2002(1)
Janus Overseas Fund...............       July 1, 2004      January 31, 2002(1)
Janus Research Fund...............   December 2, 2004     February 25, 2005(2)
Janus Short-Term Bond Fund........       July 1, 2004      January 31, 2002(1)
Janus Tax-Exempt Money Market
  Fund............................      April 3, 2002      January 31, 2002(1)
Janus Triton Fund.................   December 2, 2004     February 25, 2005(2)
Janus Twenty Fund.................       July 1, 2004      January 31, 2002(1)
Janus Venture Fund................       July 1, 2004      January 31, 2002(1)
Janus Worldwide Fund..............       July 1, 2004      January 31, 2002(1)

---------------

(1) Approved by shareholders in connection with a transaction involving sale of shares of JCM by Thomas H. Bailey resulting in a potential assignment of the investment advisory agreement.

(2) Approved by the initial shareholder in connection with the Fund's commencement of operations.

DESCRIPTION OF THE PROPOSED AMENDED ADVISORY AGREEMENTS

     Except for the proposed amendments to the Current Advisory Agreement for each Fund as described below, the terms of the Current Advisory Agreements and the Proposed Amended Advisory Agreements are substantially similar, except for the effective dates and the renewal dates. The same services will be provided under the Proposed Amended Advisory Agreements as are provided under the Current Advisory Agreements. For shareholders of Janus Contrarian Fund, Janus Mercury Fund, Janus Research Fund, and Janus Worldwide Fund, one additional change to your Fund's Current Advisory Agreement will be incorporated into a new investment advisory agreement as discussed under Proposal 3.b. below.

  WHAT ARE THE SIGNIFICANT DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED AMENDED ADVISORY AGREEMENT?

     The Current Advisory Agreement for each applicable Fund does not expressly provide that JCM will have investment discretion to manage the Fund's investments. Rather, the Current Advisory Agreement provides that JCM will make recommendations solely in an advisory capacity, with the Trust retaining control over its investment policies. The Proposed Amended Advisory Agreement would remove references to JCM acting solely in an advisory capacity and clarify that JCM has authority to act on its investment recommendations and execute transactions on behalf of the Funds.

     Although as a technical matter, these amendments will increase the scope of JCM's authority, they are not expected to result in a significant change in the way the Funds' investments are managed. Although each portfolio manager is an employee of JCM, in accordance with the terms of the Current Advisory Agreement, the Trustees have previously elected each Fund's portfolio manager as a Fund officer. As such, each portfolio manager has been authorized to place orders to purchase and sell Fund investments. When acting on matters affecting their Fund, the portfolio manager(s) is acting in their dual role as a Fund officer and employee of JCM. The proposed amendments are consistent with recommendations made by an independent compliance consultant engaged by JCM. Shareholders of Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund are not being asked to vote on Proposal 3.a. as the Current Advisory Agreement between JCM and the Trust on behalf of each of these Funds already contains the recommended changes.

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed Amended Advisory Agreement for each applicable Fund and authorized the submission of each Proposed Amended Advisory Agreement to the Fund's shareholders for approval.

     In approving the proposed amendments to each of the Current Advisory Agreements, the Trustees considered the recommendations of the independent compliance consultant engaged by JCM regarding the form of each of those agreements and concluded that the proposed change in the description of the authority of JCM would be more consistent with industry practice and would reflect an appropriate delegation of authority to JCM.

     In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for sub-advised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

     Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

     In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with JCM management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

     The Trustees concluded that the nature, extent and quality of the services provided by JCM or subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

  PERFORMANCE OF THE FUNDS

     The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

  COSTS OF SERVICES PROVIDED

     The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

     The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

     The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

     The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

     Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

     The Trustees concluded that the management fees and other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

  ECONOMIES OF SCALE

     The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having fixed advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees do reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

  OTHER BENEFITS TO THE ADVISER

     The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

     After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

REQUIRED VOTE

     Approval of Proposal 3.a. as to each applicable Fund requires a 1940 Act Majority of that Fund. If shareholders of a Fund do not approve the Proposed Amended Advisory Agreement for the Fund, JCM would continue as the Fund's investment adviser under the terms of the Current Advisory Agreement with the Fund. If shareholders approve the Proposed Amended Advisory Agreement for the Fund, the amendments are expected to become effective on January 1, 2006.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDED ADVISORY AGREEMENT FOR THEIR FUND.

            PROPOSAL 3.B. APPROVE NEW INVESTMENT ADVISORY AGREEMENT
        BETWEEN JCM AND THE TRUST ON BEHALF OF CERTAIN FUNDS THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE INVESTMENT ADVISORY FEE STRUCTURE FOR THE
                                     FUNDS

     This Proposal 3.b. applies to shareholders of Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund.

INTRODUCTION

     On September 20, 2005, the Board of Trustees approved a new Investment Advisory Agreement ("Proposed New Advisory Agreement") for shareholders of each of Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund that changes the annual rate for fees paid to JCM by each Fund pursuant to its Current Advisory Agreement (described above in Proposal 3.a.) from a fixed-rate fee to one that adjusts upward or downward based upon a Fund's performance relative to its benchmark. Such a change in fee structure requires shareholder approval. The Board of Trustees authorized the submission of the Proposed New Advisory Agreement to shareholders of the applicable Funds for their approval.

     A copy of a form of the Proposed New Advisory Agreement for Janus Contrarian Fund, Janus Mercury Fund, Janus Research Fund, and Janus Worldwide Fund is attached as Exhibit H to this Proxy Statement. A copy of a form of the Proposed New Advisory Agreement for Janus Mid Cap Value Fund and Janus Risk-Managed Stock Fund is attached as Exhibit I to this Proxy Statement.

     The proposal to modify the fee schedule in each Fund's Current Advisory Agreement and institute the proposed performance-based advisory fee is designed to more closely align JCM's interests with those of the Fund's shareholders. The investment advisory fee Funds pay to JCM decreases when the Fund is not performing well relative to its benchmark and increases during periods when the Fund outperforms its benchmark. In addition, JCM believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Funds and attract and retain talented investment personnel.

JCM AS INVESTMENT ADVISER

     JCM currently serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement between JCM and the Trust, on behalf of each Fund (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements"). JCM is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of JCM, with the remaining 5% held by Janus Management Holdings Corporation. The principal executive officers and directors of JCM, located at 151 Detroit Street, Denver, Colorado 80206, and their principal occupations are included in Exhibit F. Certain employees of JCM and/or its affiliates serve as officers of the Trust. Certain officers of the Trust and interested Trustees of the Trust are shareholders of JCG.

     JCM (together with its predecessors) has served as an investment adviser since 1970 and currently serves as investment adviser to all of the Janus Funds, consisting of 65 portfolios as of September 1, 2005, encompassing a broad range of investment objectives. JCM also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for
institutional accounts. As of           , 2005, JCM had $     in assets under
management. JCM currently serves as an investment adviser to other funds that have similar investment objectives as the Funds as described in more detail in Exhibit G.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

     Under each Current Advisory Agreement, JCM provides each Fund with continuing investment management services. For each Fund except Janus Mid Cap Value Fund and Janus Risk-Managed Stock Fund, JCM is responsible for the day-to-day management of the Funds and provides continuous investment advice regarding the purchase and sale of securities held by the Funds, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine. For Janus Risk-Managed Stock Fund, JCM has delegated these responsibilities to Enhanced Investment Technologies, LLC ("INTECH") pursuant to a subadvisory agreement between JCM, on behalf of the Fund, and INTECH. For Janus Mid Cap Value Fund, JCM has delegated these responsibilities to Perkins, Wolf, McDonnell and Company, LLC ("Perkins") pursuant to a subadvisory agreement between JCM, on behalf of the Fund, and Perkins. JCM maintains a supervisory role with respect to such delegation to each of INTECH and Perkins.

     JCM provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are considered interested persons of JCM. JCM provides certain administrative and other services and is responsible for the other business affairs of all the Funds. JCM has delegated certain of these duties to INTECH and Perkins with respect to the Fund each manages pursuant to the subadvisory agreement between JCM and each of INTECH and Perkins.

     [UPDATE] The Funds pay all expenses incident to their organization, operations and business not specifically assumed by JCM, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors, the Funds' distributor, and Janus Services, the Funds' transfer agent, and fees paid by the Funds to Janus Distributors and
Janus Services is provided on page   .

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Advisory Agreement for each Fund. Each Fund's Current Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year only so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of that Fund or the Trustees of that Fund.

     Each Current Advisory Agreement: (i) may be terminated without the payment of any penalty by JCM, the Trustees of the Trust, or the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. The table below shows the date of each

Current Advisory Agreement, the date each Current Advisory Agreement was last submitted to a vote of shareholders, and the reasons for such submission.

                          DATE OF CURRENT     DATE LAST SUBMITTED
FUND                     ADVISORY AGREEMENT     TO SHAREHOLDERS
----                     ------------------   -------------------
Janus Contrarian
  Fund.................       July 1, 2004     January 31, 2002(1)
Janus Mercury Fund.....       July 1, 2004     January 31, 2002(1)
Janus Mid Cap Value
  Fund.................       July 1, 2004        March 7, 2003(3)
Janus Research Fund....   December 2, 2004    February 25, 2005(2)
Janus Risk-Managed
  Stock Fund...........       July 1, 2004    February 28, 2003(2)
Janus Worldwide Fund...       July 1, 2004     January 31, 2002(1)

---------------

(1) Approved by shareholders in connection with a transaction involving sale of shares of JCM by Thomas H. Bailey resulting in a potential assignment of the investment advisory agreement.

(2) Approved by the initial shareholder in connection with the Fund's commencement of operations.

(3) Approved by shareholders in connection with the reorganization of former funds managed by Berger Financial Group LLC into certain Janus Funds.

DESCRIPTION OF CURRENT ADVISORY FEE

     Pursuant to its Current Advisory Agreement, each Fund pays JCM for its services an investment advisory fee which is calculated daily and paid monthly. The investment advisory fee paid by each Fund to JCM under its Current Advisory Agreement is calculated at the following annual rates as a percentage of each Fund's average daily net asset value:

FUND                                                 ANNUAL RATE
----                                                 -----------
Janus Contrarian Fund.............................      0.64%
Janus Mercury Fund................................      0.64%
Janus Mid Cap Value Fund(1).......................      0.64%
Janus Research Fund...............................      0.64%
Janus Risk-Managed Stock Fund(2)..................      0.50%
Janus Worldwide Fund..............................      0.60%

---------------

 (1) This amount is reduced by the amount payable by Janus Mid Cap Value Fund to Perkins, the subadviser to Janus Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between JCM and Perkins. Under this Sub-Advisory Agreement, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee payable by the Fund to JCM (net of any reimbursements of expenses incurred or fees waived by JCM). For the fiscal year ended October 31, 2004, the Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets.

(2) JCM, and not Janus Risk-Managed Stock Fund, pays INTECH a fee for its services provided pursuant to a Sub-Advisory Agreement between JCM, on behalf of the Fund, and INTECH, at an annual rate of 0.26% of the Fund's average daily net assets.

     Through March 1, 2006 for Janus Research Fund, JCM has agreed by contract to waive its advisory fee payable by the Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding any brokerage commissions, interest, taxes, and extraordinary expenses) exceed 1.25% of the Fund's average daily net asset value.

     The following table summarizes the advisory fees paid by the Funds to JCM before any waivers and the amounts waived, if any, including any applicable advisory fee waivers, for the fiscal year ended October 31, 2004 (semiannual period ended April 30, 2005 for Janus Research Fund).

                                          ADVISORY FEES     WAIVERS
                                           ($) (000'S)    ($) (000'S)
                                          -------------   -----------
Janus Contrarian Fund...................     16,155           n/a
Janus Mercury Fund......................     32,393           n/a
Janus Mid Cap Value Fund................     16,992           501
Janus Research Fund.....................         22            22(1)
Janus Risk-Managed Stock Fund...........        764           488(2)
Janus Worldwide Fund....................     58,977           n/a

---------------

(1) In addition to waiving all of its advisory fee, JCM also reimbursed the Fund for other expenses that exceeded its expense limit.

(2) JCM voluntarily waived the Fund's management fee through June 25, 2004.

     The following table summarizes the pro forma advisory fees based on the net assets of each Fund as of its fiscal year end that would have been paid by the Funds to JCM under the Proposed New Advisory Agreements before any waivers and the amounts that would have been waived, including any applicable advisory fee waivers, for the last fiscal year of each Fund (October 31, 2004). This information assumes that the performance adjustment (as described below) would have been in effect during the fiscal year and that it would have been calculated over a full 36 month performance period. The last column indicates the percentage increase or decrease of the fee that JCM would have received (net of any waivers) had the proposed performance-fee arrangement been in effect during the period. This information is not available for Janus Research Fund because the Fund had not commenced operations as of October 31, 2004.

                                          PRO FORMA
                           NET ASSETS   ADVISORY FEES    WAIVERS     % INCREASE OR
FUND                       ($)(000'S)    ($)(000'S)     ($)(000'S)     DECREASE
----                       ----------   -------------   ----------   -------------
Janus Contrarian Fund....  2,383,959       17,365          n/a            7.49%
Janus Mercury Fund.......  4,471,514       32,195          n/a           (0.61)%
Janus Mid Cap Value
  Fund...................  3,443,325       17,742          n/a            4.41%
Janus Risk-Managed Stock
  Fund...................    181,903          788          488(1)         3.15%
Janus Worldwide Fund.....  7,074,321       50,577          n/a          (14.24)%

---------------

(1) JCM voluntarily waived the Fund's management fee through June 25, 2004.

DESCRIPTION OF THE PROPOSED NEW ADVISORY AGREEMENTS

     Except for the proposed change in fee structure discussed below and the changes discussed under Proposal 3.a. above that apply to Janus Contrarian Fund, Janus Mercury Fund, Janus Research Fund, and Janus Worldwide Fund, the terms of the Current Advisory Agreements and the Proposed New Advisory Agreements are substantially similar, except for the effective dates and the renewal dates. It is anticipated that the same services will be provided under the Proposed New Advisory Agreements as are provided under the Current Advisory Agreements.

     The proposed investment advisory fee rate to be paid to JCM by each Fund will consist of two components: (1) a base management fee equal to a specified annual fixed rate fee applied against the Fund's average daily net assets calculated over the previous month for which the base fee is paid ("Base Fee"), plus or minus (2) a performance fee adjustment ("Performance Adjustment") of up to 0.15% applied against the Fund's average daily net assets calculated over a rolling 36 month period, except that (i) no Performance Adjustment will be made until a Proposed New Advisory Agreement has been in effect for at least 12 months and (ii) when a Proposed New Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the measurement period will be equal to the time that has elapsed since the Proposed New Advisory Agreement took effect.

     For each Fund, the Base Fee is the same as the annual fixed rate fee paid to JCM by the Fund under its Current Advisory Agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the investment advisory fee rate paid by a Fund depending upon the Fund's performance relative to its primary benchmark over the performance measuring period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets for the Base Fee versus average net assets over the performance measuring period for the Performance Adjustment).

     For purposes of calculating the Performance Adjustment for a Fund with multiple share classes, the investment performance of the Fund's Investor Shares for the measuring period will be used. For such Funds, after JCM determines whether a particular Fund's performance was above or below that Fund's benchmark index by comparing the investment performance of the Fund's Investor Shares against the investment record of that Fund's benchmark index, JCM will apply the same Performance Adjustment (positive or negative) across all share classes of that Fund. The Trustees may determine that a class of shares of a Fund other than Investor Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares for purposes of calculating the Performance Adjustment may apply to the entire performance period so long as such successor class was outstanding at the beginning of such period. In the event that such successor class of shares was not outstanding for all or a portion of the performance measuring period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such successor class was outstanding and any prior portion of the performance measuring period shall be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.

     The Trustees may from time to time determine that another securities index is a more appropriate benchmark than a particular Fund's benchmark index, as identified below for each Fund, for purposes of evaluating the performance of that Fund. In such event, the Trustees will substitute a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark for purposes of calculating the Performance Adjustment is subject to applicable law.

     If approved by shareholders of the applicable Fund, the Proposed New Advisory Agreement and new fee schedule for that Fund are expected to become effective on January 1, 2006. For the first 12 months after the effective date, only the Fund's Base Fee rate will apply. Beginning 12 months after the effective date, the Performance Adjustment will go into effect based upon the performance period commencing on the effective date. When a Proposed New Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed New Advisory Agreement took effect. Once a Fund has 36 months of performance history from the effective date, the Performance Adjustment will be calculated using a rolling 36 month period.

     The proposed Base Fee for each Fund (which is the same as the current annual investment advisory fee rate paid by the Fund to JCM) and the Fund's primary benchmark index are shown in the following table:

                                                             PROPOSED BASE FEE
FUND                                   BENCHMARK             (ANNUAL FEE RATE)
----                                   ---------             -----------------
Janus Contrarian Fund......         S&P 500 Index*                 0.64%
Janus Mercury Fund.........   Russell 1000 Growth Index**          0.64%
Janus Mid Cap Value Fund...  Russell Midcap Value Index***         0.64%+
Janus Research Fund........     Russell 1000 Index****             0.64%
Janus Risk-Managed Stock
  Fund.....................         S&P 500 Index*                 0.50%++
Janus Worldwide Fund.......      MSCI World Index*****             0.60%

---------------

     * The Standard & Poor's ("S&P") 500 Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

    ** The Russell 1000 Growth Index measures the performance of those Russell
       1000 companies with higher price-to-book ratios and higher forecasted growth values.

   *** The Russell Midcap Value Index measures the performance of those Russell
       Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

  **** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

 ***** The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

     + This amount is reduced by the amount payable by Janus Mid Cap Value Fund to Perkins, the subadviser to Janus Mid Cap Value Fund, pursuant to a Subadvisory Agreement between JCM and Perkins. Under this Subadvisory Agreement, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee payable by the Fund to JCM (net of any reimbursements of expenses incurred or fees waived by JCM). For the fiscal year ended October 31, 2004, the Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets.

    ++ JCM, and not Janus Risk-Managed Stock Fund, pays INTECH a fee for its services provided pursuant to a Subadvisory Agreement between JCM, on behalf of the Fund, and INTECH, at an annual rate of 0.26% of the Fund's average daily net assets.

     For purposes of calculating the performance adjustment for a Fund, if the difference between the investment performance of the Fund and the investment record of the Fund's primary benchmark index is 0.50% or greater during any measurement period, the Base Fee will be subject to an upward or downward performance adjustment. The performance adjustment is made in specific increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund compared to the investment record of the Fund's primary benchmark index. During any measuring period, the maximum annual rate of the investment advisory fee is +0.15% of the Base Fee and the minimum annual rate of the investment advisory fee is -0.15% of the Base Fee. The following tables show the annualized investment advisory fee rate payable by each Fund if the Fund outperforms or underperforms its primary benchmark index at the levels shown in the tables.

JANUS CONTRARIAN FUND

Fund Outperforms its
  Benchmark By
  (%):...............      0.0      0.5      1.0      1.5      2.0      2.5      3.0      3.5
Management Fee
  (%):*..............   0.6400   0.6507   0.6614   0.6721   0.6829   0.6936   0.7043   0.7150

Fund Outperforms its
  Benchmark By (%):..      4.0      4.5      5.0      5.5      6.0      6.5      7.0
Management Fee
  (%):*..............   0.7257   0.7364   0.7471   0.7579   0.7686   0.7793   0.7900

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.0107143% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund compared to the investment record of the S&P 500 Index.

Fund Underperforms
  its Benchmark By
  (%):...............      0.0     -0.5     -1.0     -1.5     -2.0     -2.5     -3.0     -3.5
Management Fee
  (%):*..............   0.6400   0.6293   0.6186   0.6079   0.5971   0.5864   0.5757   0.5650

Fund Underperforms
  its Benchmark By
  (%):...............     -4.0     -4.5     -5.0     -5.5     -6.0     -6.5     -7.0
Management Fee
  (%):*..............   0.5543   0.5436   0.5329   0.5221   0.5114   0.5007   0.4900

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.0107143% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund compared to the investment record of the S&P 500 Index.

JANUS MERCURY FUND

Fund Outperforms its Benchmark By (%):.......    0.0     0.5    1.0     1.5    2.0     2.5
Management Fee (%):*.........................   0.64   0.655   0.67   0.685   0.70   0.715

Fund Outperforms its Benchmark By (%):........    3.0     3.5    4.0     4.5    5.0
Management Fee (%):*..........................   0.73   0.745   0.76   0.775   0.79

---------------

* The performance adjustment is made in 0.015% increments for every 0.50% difference that is 0.50% or greater in the investment performance of Fund compared to the investment record of the Russell 1000 Growth Index.

Fund Underperforms its Benchmark By (%):...    0.0    -0.5    -1.0    -1.5    -2.0    -2.5
Management Fee (%):*.......................   0.64   0.625   0.610   0.595   0.580   0.565

Fund Underperforms its Benchmark By (%):...   -3.0    -3.5    -4.0    -4.5    -5.0
Management Fee (%):*.......................   0.550  0.535   0.520   0.505   0.490

---------------

* The performance adjustment is made in 0.015% increments for every 0.50% difference that is 0.50% or greater in the investment performance of Fund compared to the investment record of the Russell 1000 Growth Index.

JANUS MID CAP VALUE FUND

Fund Outperforms its Benchmark By (%):.......      0.0      0.5      1.0      1.5      2.0
Management Fee (%):*.........................   0.6400   0.6588   0.6775   0.6963   0.7150

Fund Outperforms its Benchmark By (%):.......      2.5      3.0      3.5      4.0
Management Fee (%):*.........................   0.7338   0.7525   0.7713   0.7900

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.01875% increments for every 0.50% difference that is 0.50% or greater in the investment performance of Investor Shares compared to the investment record of the Russell Midcap Value Index.

Fund Underperforms its Benchmark By (%):.....      0.0     -0.5     -1.0     -1.5     -2.0
Management Fee (%):*.........................   0.6400   0.6213   0.6025   0.5838   0.5650

Fund Underperforms its Benchmark By (%):.....     -2.5     -3.0     -3.5     -4.0
Management Fee (%):*.........................   0.5463   0.5275   0.5088   0.4900

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.01875% increments for every 0.50% difference that is 0.50% or greater in the investment performance of Investor Shares compared to the investment record of the Russell Midcap Value Index.

     Under the terms of the current subadvisory agreement between JCM, on behalf of Janus Mid Cap Value Fund, and Perkins, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee paid to JCM by the Fund (and JCM's fee is thereby reduced by 50% to account for the fee paid to directly Perkins). This means that pursuant to the terms of the Proposed New Advisory Agreement, the rate of subadvisory fee that Perkins receives from Janus Mid Cap Value Fund will adjust up or down in line with the rate of fee paid by the Fund to JCM based on the Fund's performance relative to the Russell Midcap Value Index. If shareholders of Janus Mid Cap Value Fund do not approve the Proposed New Advisory Agreement for the Fund, Perkins will continue to receive a subadvisory fee from the Fund that is equal to 50% of the advisory fee paid by the Fund to JCM under the Current Advisory Agreement (and JCM's advisory fee is thereby reduced by 50%), currently 0.32% of Janus Mid Cap Value Fund's average daily net assets.

JANUS RESEARCH FUND

Fund Outperforms its
  Benchmark By (%):.........      0.0      0.5      1.0      1.5      2.0      2.5      3.0
Management Fee (%):*........   0.6400   0.6525   0.6650   0.6775   0.6900   0.7025   0.7150

Fund Outperforms its
  Benchmark By (%):.........      3.5      4.0      4.5      5.0      5.5      6.0
Management Fee (%):*........   0.7275   0.7400   0.7525   0.7650   0.7775   0.7900

---------------

* The performance adjustment is made in 0.0125% increments for every 0.50% difference that is 0.50% or greater in the investment performance of Research Fund compared to the investment record of the Russell 1000 Index.

Fund Underperforms its
  Benchmark By (%):.........      0.0     -0.5     -1.0     -1.5     -2.0     -2.5     -3.0
Management Fee (%):*........   0.6400   0.6275   0.6150   0.6025   0.5900   0.5775   0.5650

Fund Underperforms its
  Benchmark By (%):.........     -3.5     -4.0     -4.5     -5.0     -5.5     -6.0
Management Fee (%):*........   0.5525   0.5400   0.5275   0.5150   0.5025   0.4900

---------------

* The performance adjustment is made in 0.0125% increments for every 0.50% difference that is 0.50% or greater in the investment performance of Research Fund compared to the investment record of the Russell 1000 Index.

JANUS RISK-MANAGED STOCK FUND

Fund Outperforms its Benchmark By (%):.......      0.0      0.5      1.0      1.5      2.0
Management Fee (%):*.........................   0.5000   0.5188   0.5375   0.5563   0.5750

Fund Outperforms its Benchmark By (%):.......      2.5      3.0      3.5      4.0
Management Fee (%):*.........................   0.5938   0.6125   0.6313   0.6500

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.01875% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund compared to the investment record of the S&P 500 Index.

Fund Underperforms its Benchmark By (%):.....      0.0     -0.5     -1.0     -1.5     -2.0
Management Fee (%):*.........................   0.5000   0.4813   0.4625   0.4438   0.4250

Fund Underperforms its Benchmark By (%):.....     -2.5     -3.0     -3.5     -4.0
Management Fee (%):*.........................   0.4063   0.3875   0.3688   0.3500

---------------

* Rounded to the nearest thousandth percent. The performance adjustment is made in 0.01875% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund compared to the investment record of the S&P 500 Index.

JANUS WORLDWIDE FUND

Fund Outperforms its
  Benchmark By (%):.........      0.0      0.5      1.0      1.5      2.0      2.5      3.0
Management Fee (%):*........   0.6000   0.6125   0.6250   0.6375   0.6500   0.6625   0.6750

Fund Outperforms its
  Benchmark By (%):.........      3.5      4.0      4.5      5.0      5.5      6.0
Management Fee (%):*........   0.6875   0.7000   0.7125   0.7250   0.7375   0.7500

---------------

* The performance adjustment is made in 0.0125% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund compared to the investment record of the MSCI World Index.

Fund Underperforms its
  Benchmark By (%):.........      0.0     -0.5     -1.0     -1.5     -2.0     -2.5     -3.0
Management Fee (%):*........   0.6000   0.5875   0.5750   0.5625   0.5500   0.5375   0.5250

Fund Underperforms its
  Benchmark By (%):.........     -3.5     -4.0     -4.5     -5.0     -5.5     -6.0
Management Fee (%):*........   0.5125   0.5000   0.4875   0.4750   0.4625   0.4500

---------------

* The performance adjustment is made in 0.0125% increments for every 0.50% difference that is 0.50% or greater in the investment performance of the Fund compared to the investment record of the MSCI World Index.

COMPARISON OF CURRENT FEES AND EXPENSES WITH PRO FORMA FEES AND EXPENSES

     The following table describes the shareholder fees and annual fund operating expenses that you may pay under the current fee structure and proposed performance-fee structure if you buy and hold shares of the Funds. Current expense information shown for Janus Research Fund reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. No information is available for Janus Research Fund under the proposed fee structure as this Fund had not commenced operations as of the end of the Trust's most recent fiscal year. For all other Funds, the fees and expenses shown were determined based upon net assets as of the fiscal year ended October 31, 2004, restated to reflect reductions in the Funds' management fees, where applicable, effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Risk-Managed Stock Fund or Janus Worldwide Fund that you have held for three months or less, you may pay a redemption fee.

     Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                   ALL FUNDS (CURRENT AND PROPOSED STRUCTURE)

Maximum Sales Charge (Load) Imposed On Purchases.......  None
Redemption Fee on Shares of Janus Risk-Managed Stock
  Fund and Janus Worldwide Fund held for three months
  or less (as a % of amount redeemed)..................  2.00%(1)
Exchange Fee...........................................  None(2)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                 TOTAL ANNUAL                NET ANNUAL
                        MANAGEMENT    OTHER     FUND OPERATING   EXPENSE   FUND OPERATING
                           FEE       EXPENSES      EXPENSES      WAIVER       EXPENSES
                        ----------   --------   --------------   -------   --------------
Janus Contrarian Fund
  Current.............     0.64%       0.33%         0.97%         N/A          0.97%
  Proposed............     0.70%       0.33%         1.03%         N/A          1.03%
Janus Mercury Fund
  Current.............     0.64%       0.32%         0.96%         N/A          0.96%
  Proposed............     0.64%       0.32%         0.96%         N/A          0.96%
Janus Mid Cap Value
  Fund
-- Investor Shares
  Current.............     0.64%       0.30%(3)      0.94%         N/A          0.94%
  Proposed............     0.67%       0.30%(3)      0.97%         N/A          0.97%
-- Institutional
  Shares(4)
  Current.............     0.64%       0.26%         0.90%        0.13%         0.77%
  Proposed............     0.67%       0.26%         0.93%        0.16%         0.77%
Janus Research Fund
  Current.............     0.64%       0.83%(5)      1.47%(6)     0.22%         1.25%
  Proposed............      N/A         N/A           N/A          N/A           N/A
Janus Risk-Managed
  Stock Fund
  Current.............     0.50%(7)    0.48%(3)      0.98%         N/A          0.98%
  Proposed............     0.61%       0.48%         1.09%         N/A          1.09%
Janus Worldwide Fund
  Current.............     0.60%       0.28%         0.88%         N/A          0.88%
  Proposed............     0.55%       0.28%         0.83%         N/A          0.83%

---------------

(1) The redemption fee may be waived in certain circumstances.

(2) An exchange of Janus Risk-Managed Stock Fund or Janus Worldwide Fund shares held for three months or less may be subject to the Funds' 2% redemption fee.

(3) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate JCM for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

(4) All expenses are stated both with and without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until March 1, 2007.

(5) Since the Fund had not commenced operations as of October 31, 2004, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.

(6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by JCM. JCM has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to 1.25% of the Fund's average daily net assets until at least March 1, 2006. The expense waivers shown reflect the application of such limit.

(7) Janus Capital's voluntary waiver of the Fund's management fee terminated June 25, 2004.

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLE ABOVE. These examples are intended to help you compare the cost of investing in the Funds under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Janus Contrarian Fund
  Current.....................   $99       $309      $536     $1,190
  Proposed....................   $105      $328      $569     $1,259
Janus Mercury Fund
  Current.....................   $98       $306      $531     $1,178
  Proposed....................   $98       $306      $531     $1,178
Janus Mid Cap Value Fund
-- Investor Shares
  Current.....................   $96       $300      $520     $1,155
  Proposed....................   $99       $309      $536     $1,190
-- Institutional Shares
  Current.....................   $92       $287      $498     $1,108
  Proposed....................   $95       $296      $515     $1,143
Janus Research Fund
  Current.....................   $150      $465      N/A         N/A
  Proposed....................   N/A       N/A       N/A         N/A
Janus Risk-Managed Stock Fund
  Current.....................   $100      $312      $542     $1,201
  Proposed....................   $111      $347      $601     $1,329
Janus Worldwide Fund
  Current.....................   $90       $281      $488     $1,084
  Proposed....................   $85       $265      $460     $1,025

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed New Advisory Agreement for each applicable Fund and authorized the submission of each Proposed New Advisory Agreement to the Fund's shareholders for approval.

     For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have been exploring the possibility of modifying the fee structure for certain of the Funds to provide for a Base Fee for each of those Funds at the same rate as the current advisory fee rate for that Fund, and a performance-based adjustment that would increase or decrease the rate of fee based on whether the

Fund's total return performance exceeds or lags a stated relevant benchmark index. They also worked with JCM to develop a performance structure that was acceptable to them and to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those Funds and their shareholders. They believe that the fee structures proposed for each of those Funds will achieve that objective.

     As described above, the maximum amount by which the actual fee, as adjusted, can differ from the Base Fee as a result of a Fund's performance is 0.15% of average net assets. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee JCM must deliver a total return after expenses that exceeds the return of the benchmark index that does not incur any expenses.

     The Trustees determined that the primary benchmark index specified in each of the Proposed New Advisory Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributable to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

     The Trustees determined that the class of shares of Janus Mid Cap Value Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating the Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of the Proposed New Advisory Agreement before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance period.

     In addition to considering the performance fee structure reflected in each Proposed New Advisory Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under Proposal 3.a -- Board Approval and Recommendation.

REQUIRED VOTE

     Approval of Proposal 3.b. as to each applicable Fund requires a 1940 Act Majority. Approval of Proposal 3.b. by shareholders of Janus Contrarian Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Contrarian Fund, a series of JAD, with respect to a proposed new advisory agreement for that fund described in a separate proxy statement. Approval of Proposal 3.b. by shareholders of Janus Mid Cap Value Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Mid Cap Value Fund, a series of JAD, and Mid Cap Value Portfolio, a series of JAS, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements. Approval of Proposal 3.b. by shareholders of Janus Risk-Managed Stock Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Risk-Managed Core Fund, a series of JAD, and Risk-Managed Core Portfolio, a series of JAS, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements. Approval of Proposal 3.b. by shareholders of Janus Worldwide Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Worldwide Fund, a series of JAD, and Worldwide Growth Portfolio, a series of JAS, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements.

     If shareholders of a Fund do not approve the Proposed New Advisory Agreement for the Fund, JCM will continue as the Fund's investment adviser under the terms of the Current Advisory Agreement for that Fund.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE FOR APPROVAL OF THE PROPOSED NEW ADVISORY AGREEMENT FOR THEIR FUND.

                PROPOSAL 4: APPROVE A NEW SUB-ADVISORY AGREEMENT
      BETWEEN JCM, ON BEHALF OF JANUS RISK-MANAGED STOCK FUND, AND INTECH THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE SUBADVISORY FEE STRUCTURE

     This Proposal 4 applies to Janus Risk-Managed Stock Fund only.

INTRODUCTION

     On September 20, 2005, as described in Proposal 3.b. above, the Board of Trustees approved the Proposed New Advisory Agreement for shareholders of Janus Risk-Managed Stock Fund that changes the annual fee rate for advisory fees paid to

JCM by the Fund pursuant to its Current Advisory Agreement from a fixed-rate fee to one that adjusts upward or downward based upon the performance of the Fund relative to its benchmark, the S&P 500(R) Index.

     In addition, the Board of Trustees approved a new Sub-Advisory Agreement ("Proposed New Sub-Advisory Agreement") between JCM, on behalf of the Fund, and INTECH, related to subadvisory services provided for the Fund that similarly changes the annual fee rate for subadvisory fees paid by JCM to INTECH pursuant to its current Sub-Advisory Agreement ("Current Sub-Advisory Agreement") from a fixed-rate fee to one that adjusts upward or downward based upon the performance of the Fund relative to its benchmark. Such change in fee structure requires shareholder approval. The Board of Trustees authorized the submission of the Proposed New Sub-Advisory Agreement to shareholders of the Fund for their approval.

     A Copy of the Proposed New Sub-Advisory Agreement is attached as Exhibit J to this Proxy Statement.

     The proposal to replace the Current Sub-Advisory Agreement with the Proposed New Sub-Advisory Agreement and institute the proposed performance-based subadvisory fee is designed to more closely align INTECH's interests with those of the Fund's shareholders. The subadvisory fee JCM pays to INTECH would decrease when the Fund is not performing well relative to its benchmark and would increase during periods when the Fund outperforms its benchmark. In addition, JCM believes that the proposed advisory fee structure would enable INTECH to maintain the quality of services it provides to the Fund as well as attract and retain talented investment personnel. THE FUND DOES NOT PAY ANY FEE TO INTECH; THE SUBADVISORY FEE IS PAID SOLELY BY JCM.

INTECH AS SUBADVISER

     INTECH currently serves as a subadviser to the Fund pursuant to the Current Sub-Advisory Agreement. INTECH is a direct subsidiary of JCG. JCG owns approximately 77.5% of the outstanding voting shares of INTECH. JCG also owns approximately 95% of JCM. The principal executive officers and directors of INTECH, located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, and their principal occupations are included in Exhibit K.

     INTECH has served as an investment adviser since           and currently
serves as subadviser to five Janus Funds as of September 1, 2005. INTECH also provides separate account advisory services for institutional accounts. As of
          , 2005, INTECH had $          in assets under management. INTECH
currently serves as a subadviser to several other funds with similar investment objectives as the funds. The objective, net asset size as of June 30, 2005, and annual rate of compensation paid by JCM to INTECH, as a percentage of each Fund's average daily net assets, is shown in the table below.

                                                            ANNUAL RATE OF   FEE WAIVERS OR
FUND                       OBJECTIVE       NET ASSET SIZE    COMPENSATION      REDUCTIONS
----                       ---------       --------------   --------------   --------------
Janus Adviser Risk-
  Managed Core
  Fund...............                                           0.26%             None
Risk-Managed Core
  Portfolio..........                                           0.26%             None

DESCRIPTION OF THE CURRENT SUB-ADVISORY AGREEMENT

     Under the Current Sub-Advisory Agreement, JCM has delegated to INTECH certain investment management services. JCM maintains a supervisory role with respect to its delegation of investment management services to INTECH. INTECH is responsible for the day-to-day management of the Fund and determines the purchase and sale of securities held by the Fund, subject to the Trust's Trust Instrument, Amended and Restated Bylaws, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine.

     INTECH pays the salaries, fees and expenses of its investment personnel. In connection with JCM's delegation of investment management services to INTECH,
INTECH: (i) manages the investment operations of the Fund's portfolio; (ii) furnishes information to JCM or the Trust as reasonably required to keep JCM, the Board of Trustees and appropriate officers of the Trust fully informed as to the condition of the portfolio of the Fund; (iii) maintains all books and records related to the Fund required to be maintained pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended; (iv) submits reports to JCM relating to the valuation of the Fund's assets; (v) exercises voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised; (vi) provides the Trustees and JCM with economic, operational and investment data and reports; and
(vii) provides JCM with information for regulatory filings. JCM provides certain administrative and other services and is responsible for the other business affairs of the Fund.

     Pursuant to its Current Sub-Advisory Agreement, JCM pays INTECH for its services a subadvisory fee which is calculated daily and paid monthly at the annual rate of 0.26% of the Fund's average daily net asset value. For the fiscal year ended October 31, 2004. JCM paid INTECH $336,747 in subadvisory fees.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Sub-Advisory Agreement for the Fund. The Current Sub-Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of the Fund or the Trustees of the Fund. The Current Sub-Advisory Agreement was submitted to the vote of the Fund's initial shareholder on February 28, 2003 in connection with the commencement of the Fund's operations.

     The Current Sub-Advisory Agreement: (i) may be terminated without the payment of any penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; (iii) may be terminated by JCM or INTECH at any time, without penalty by giving 60 days' advance written notice of termination to the other party; (iv) by JCM or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under the Current Sub-Advisory Agreement; (v) terminates, without penalty, upon termination of the Current Advisory Agreement between JCM and the Fund; and (vi) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

     The following table summarizes the pro forma advisory fees based on the net assets of the Fund that would have been paid by JCM to INTECH under the Proposed New Sub-Advisory Agreement for the fiscal year ended October 31, 2004. This information assumes that the performance adjustment (as described below) would have been in effect during the fiscal year and that it would have been calculated over a full 36 month performance period. The last column indicates the percentage increase or decrease of the fee that INTECH would have received had the proposed performance-fee arrangement been in effect during the period.

                                          PRO FORMA
NET ASSETS                              ADVISORY FEES   % INCREASE OR
($)(000'S)                               ($)(000'S)       DECREASE
----------                              -------------   -------------
$181,903                                  $348,759          3.57%

DESCRIPTION OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT

     Except for the performance adjustments described below, the terms of the Current Sub-Advisory Agreement and the Proposed New Sub-Advisory Agreement are substantially similar, except for the effective dates and the renewal dates. It is anticipated that the same services will be provided under the Proposed New Sub-Advisory Agreement as are provided under the Current Sub-Advisory Agreement.

     The proposed investment subadvisory fee rate to be paid by JCM to INTECH will consist of two components: (i) a base management fee equal to 0.26% of the

Fund's average daily net assets calculated over the previous month for which the base fee is paid ("Base Fee"), plus or minus (ii) half of any performance fee adjustment paid to JCM by the Fund ("Performance Adjustment") pursuant to the Proposed New Advisory Agreement between JCM and the Trust, on behalf of the Fund. No Performance Adjustment will be paid to INTECH until the Proposed New Sub-Advisory Agreement has been in effect for at least 12 months.

     The Base Fee is the same as the annual fixed-rate fee paid by JCM to INTECH under its Current Sub-Advisory Agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the sub-advisory fee rate paid by JCM to INTECH depending upon the investment performance of the Fund relative to the S&P 500(R) Index over the performance measuring period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets for the Base Fee versus average net assets over the performance measuring period for the Performance Adjustment).

     If approved by shareholders of the Fund, the Proposed New Sub-Advisory Agreement for the Fund and new fee schedule is expected to become effective on January 1, 2006. For the first 12 months after inception of the new fee schedule, only the Base Fee rate will apply. Beginning 12 months after the effective date, the Performance Adjustment will go into effect based upon the performance period commencing on the effective date. When the Proposed New Sub-Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed New Sub-Advisory Agreement took effect. Once the Fund has 36 months of performance history from January 1, 2006, the Performance Adjustment will be calculated using a rolling 36 month period. During any measuring period, the maximum annual rate of the subadvisory fee is 0.335% and the minimum annual rate of the subadvisory fee is 0.185%.

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed New Sub-Advisory Agreement for Janus Risk-Managed Stock Fund and authorized the submission of the Proposed New Sub-Advisory Agreement to the Fund's shareholders for approval.

     The Trustees determined that, if the fees paid by the Fund to JCM are to be performance-based, the fees paid by JCM to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed New Sub-Advisory Agreement between JCM, on behalf of the Fund, and INTECH, the Trustees considered the factors and reached the conclusions described above under Proposal 3.b -- Board Approval and Recommendation.

     In addition, in approving the Proposed New Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above under Proposal 3.a -- Board Approval and Recommendation.

REQUIRED VOTE

     Approval of Proposal 4 requires a 1940 Act Majority of the Fund with all classes voting together. Approval of Proposal 4 is contingent upon approval of the Proposed New Advisory Agreement by shareholders of Janus Risk-Managed Stock Fund as described in Proposal 3.b. above. If shareholders of the Fund do not approve the Proposed New Sub-Advisory Agreement, INTECH will continue as the Fund's subadviser under the terms of the Current Sub-Advisory Agreement. If approved, the Proposed New Sub-Advisory Agreement will become effective on January 1, 2006.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

                             FUND SERVICE PROVIDERS

WHO SERVES AS MY FUND'S TRANSFER AGENT?

     Janus Services, a wholly-owned subsidiary of JCM, located at 151 Detroit Street, Denver, Colorado 80206, serves as each Fund's transfer agent pursuant to a Transfer Agency Agreement between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, each class of each Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, for services provided, including, but not limited to, establishing and maintaining shareholder accounts, recording ownership of shares on the Trust's books, mailing shareholder reports, recording reinvestments of dividends and distributions, and coordinating with banks, broker-dealers and other financial intermediaries who represent Fund shareholders, Janus Services receives from each Fund an asset-weighted average annual fee based on the proportion of each Fund's net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable annual fee rates are 0.16% of the daily closing net asset value of portfolio assets sold directly to shareholders and 0.21% of the daily closing net asset value of portfolio assets sold through financial intermediaries. In addition, each non-money market Fund (except Janus Mid Cap Value
Fund - Institutional Shares, Janus Small Cap Value Fund, Janus Twenty Fund, and Janus Venture Fund, each closed to new investors) pays a monthly fee calculated at an annual rate of $4.00 per open shareholder account. Janus Services has contractually agreed to waive until at least March 1, 2007, the fee it receives from Janus Mid Cap Value Fund - Institutional Shares to the extent that the normal operating expenses paid by that class exceed 0.77%. Janus Services intends to continue to provide the same services under the Proposed Amended Advisory Agreements (discussed in Proposal 3.a. above) and the Proposed New Advisory Agreements (discussed in Proposal 3.b. above).

     Fees paid by each Fund to Janus Services for the fiscal year ended October 31, 2004 (semiannual period ended April 30, 2005 for Janus Research Fund and Janus Triton Fund) are shown in the following table.

FUND                                     FEES PAID TO JANUS SERVICES($)
----                                     ------------------------------
Janus Balanced Fund....................
Janus Contrarian Fund..................
Janus Core Equity Fund.................
Janus Enterprise Fund..................
Janus Federal Tax-Exempt Fund..........
Janus Flexible Bond Fund...............
Janus Fund.............................
Janus Global Life Sciences Fund........
Janus Global Opportunities Fund........
Janus Global Technology Fund...........
Janus Government Money Market Fund.....
Janus Growth and Income Fund...........
Janus High-Yield Fund..................
Janus Institutional Cash Reserves
  Fund.................................
Janus Mercury Fund.....................
Janus Mid Cap Value Fund...............
Janus Money Market Fund................
Janus Olympus Fund.....................
Janus Orion Fund.......................
Janus Overseas Fund....................
Janus Research Fund....................
Janus Risk-Managed Stock Fund..........
Janus Short-Term Bond Fund.............
Janus Small Cap Value Fund.............

FUND                                     FEES PAID TO JANUS SERVICES($)
----                                     ------------------------------
Janus Tax-Exempt Money Market Fund.....
Janus Triton Fund......................
Janus Twenty Fund......................
Janus Venture Fund.....................
Janus Worldwide Fund...................

WHO SERVES AS MY FUND'S DISTRIBUTOR?

     Janus Distributors, a wholly-owned subsidiary of JCM, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Trust pursuant to a Distribution Agreement between the Trust and Janus Distributors. Janus Distributors does not receive compensation from the Trust for services rendered. Janus Distributors intends to continue to provide the same services under the Proposed Amended Advisory Agreements (discussed in Proposal 3.a. above) and the Proposed New Advisory Agreements (discussed in Proposal 3.b. above).

WHO SERVES AS MY FUND'S ADMINISTRATOR?

     JCM serves as administrator to the Trust, performing internal accounting, recordkeeping, blue sky monitoring and registration functions of the Trust. JCM may be reimbursed by the Trust for certain administrative and clerical functions it provides to each Fund as well as for reasonable costs it incurs in performing certain functions. Each of Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund compensate JCM for its administrative services at the annual rate of 0.05% of the average daily net assets of the respective Fund. JCM retains these fees.

     JCM also acts as administrator to each money market Fund pursuant to separate Administration Agreements between JCM and JIF, on behalf of each such Fund. Pursuant to such Administration Agreements, separate classes of shares of each of Janus Government Money Market Fund, Janus Institutional Cash Reserves Fund, Janus Money Market Fund, and Janus Tax-Exempt Money Market Fund pay JCM an administrative fee calculated at the annual rate of a class's average daily net assets as shown in the table below. JCM may use a portion of the administrative fee shown in the table below to compensate financial intermediaries.

FUND                                                 ANNUAL RATE
----                                                 -----------
Government Money Market Fund -- Investor Shares....     0.50%
Money Market Fund -- Investor Shares...............     0.50%
Tax-Exempt Money Market Fund -- Investor Shares....     0.50%
Government Money Market Fund -- Institutional
  Shares...........................................     0.15%
Institutional Cash Reserves Fund...................     0.15%
Money Market Fund -- Institutional Shares..........     0.15%
Tax-Exempt Money Market Fund -- Institutional
  Shares...........................................     0.15%
Government Money Market Fund -- Service Shares.....     0.40%
Money Market Fund -- Service Shares................     0.40%
Tax-Exempt Money Market Fund -- Service Shares.....     0.40%

     JCM has contractually agreed until March 1, 2006, to reduce the administration fee it receives to (i) the annual rate of 0.05% and 0.30% of the average daily net assets of Institutional and Service Shares, respectively, of Janus Government Money Market Fund; (ii) the annual rate of 0.08% of the average daily net assets of Janus Institutional Cash Reserves Fund; and (iii) the annual rate of 0.08% and 0.33% of the average daily net assets of Institutional and Service Shares, respectively, of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. JCM anticipates continuing such waivers on a voluntary basis after March 1, 2006.

     JCM intends to continue to provide the same administrative services after implementation of the Proposed Amended Advisory Agreements (discussed in Proposal 3.a. above) and the Proposed New Advisory Agreements (discussed in Proposal 3.b. above). The fees paid to JCM by each Fund for administrative services, as applicable, including in the aggregate with the current investment advisory fee paid by each Fund, for the fiscal year ended October 31, 2004, are shown in the table below.

                                               FEES PAID TO JCM
                                          --------------------------
                                          ADMINISTRATIVE   AGGREGATE
FUND                                       SERVICE FEES      FEES
----                                      --------------   ---------
Janus Balanced Fund.....................
Janus Contrarian Fund...................
Janus Core Equity Fund..................
Janus Enterprise Fund...................
Janus Federal Tax-Exempt Fund...........
Janus Flexible Bond Fund................
Janus Fund..............................
Janus Global Life Sciences Fund.........
Janus Global Opportunities Fund.........
Janus Global Technology Fund............
Janus Government Money Market Fund......
Janus Growth and Income Fund............
Janus High-Yield Fund...................
Janus Institutional Cash Reserves
  Fund..................................
Janus Mercury Fund......................
Janus Mid Cap Value Fund................
Janus Money Market Fund.................
Janus Olympus Fund......................
Janus Orion Fund........................
Janus Overseas Fund.....................
Janus Research Fund.....................
Janus Risk-Managed Stock Fund...........
Janus Short-Term Bond Fund..............
Janus Small Cap Value Fund..............
Janus Tax-Exempt Money Market Fund......
Janus Triton Fund.......................
Janus Twenty Fund.......................
Janus Venture Fund......................
Janus Worldwide Fund....................

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Based on the Audit Committee's recommendation, the Board of Trustees, including all of the Independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") as the Trust's independent registered public accounting firm during the Trust's current fiscal year. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), PWC has confirmed to the Trust's Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PWC will be available at the Meeting to answer appropriate questions concerning the Trust's financial statements and will have an opportunity to make a statement if they so choose.

     As the independent registered public accounting firm for the Trust, PWC performs audit services for the Trust, including the audit of the Trust's annual financial statements, reviews of the Trust's annual reports, semiannual reports, quarterly portfolio holdings reports and registration statement amendments. PWC may also provide other audit-related, non-audit and tax-related services to the Funds.

     The Trust's Audit Committee must pre-approve all audit and non-audit services provided by PWC to the Funds. The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of any non-audit services provided by PWC. The policies and procedures require that any audit and non-audit service provided to the Funds by PWC and any non-audit service provided by PWC to JCM and entities controlling, controlled by, or under common control with JCM that provide ongoing services to the Funds (collectively, "Fund Service Providers") that relate directly to the operations and financial reporting of a Fund ("Covered Services") are subject to approval by the Audit Committee before such service is provided. The Chairman of the Audit Committee (or, in his absence, any Audit Committee member) is authorized to grant such pre-approval in the interim between regularly scheduled meetings of the Audit Committee. In such case, the Chairman must report the pre-approval to the Audit Committee no later than its next meeting.

     Pre-approval of non-audit services provided by PWC to the Trust and Fund Service Providers is not required if: (i) the services were not recognized by JCM at the time of the engagement as non-audit services; (ii) for non-audit services provided to the Trust, the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the independent auditor during the fiscal year in which the non-audit services are provided; (iii) for non-audit services provided to Fund Service Providers, the aggregate fees for all such non-audit services provided are no more than 5% of the total fees paid by the Trust and Fund Service Providers during the fiscal year of the Trust in which the non-audit services are provided; and (iv) such services are promptly brought to the attention of the Audit Committee by JCM and the Audit

Committee or its delegate approves them prior to the completion of the audit (the "de minimis exception").

     In circumstances where the Trust's Audit Committee has not pre-approved certain non-audit services that were rendered by PWC to any Fund Service Provider that did not relate directly to the operations and financial reporting of a Janus Fund ("Non-Covered Service"), the Trust's Audit Committee will consider whether the provision of such non-audit service by PWC is compatible with maintaining PWC's independence in auditing the Funds, taking into account representations from PWC, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. There were no non-audit services provided to a Fund Service Provider by PWC that were not pre-approved by the Audit Committee.

     Audit Fees. In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by PWC for professional services rendered for the audits of the financial statements of each Fund, or services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below.

2004(A)                                                 2003(A)
-------                                                 -------
$617,250                                                $646,600

---------------

(A)  Aggregate amounts may reflect rounding.

     Audit-Related Fees. In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by PWC for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees are shown in the table below.

2004(A)                                                 2003(A)(B)
-------                                                 ----------
  $0                                                      $8,500

---------------

(A)  Aggregate amounts may reflect rounding.

(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees that were billed by PWC that were required to be approved by the Audit Committee for services rendered on behalf of Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.

                      2004(A)                         2003(A)(B)
                      -------                         ----------
                      $112,250                         $231,395

---------------

(A)  Aggregate amounts may reflect rounding.

(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions and semiannual financial statement disclosure review.

     There were no amounts that were approved by the Audit Committee on behalf of each Fund pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     Tax Fees. In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PWC for professional services rendered for tax compliance, tax advice, and tax planning for the Funds are shown in the table below.

                      2004(A)                         2003(A)(B)
                      -------                         ----------
                      $107,267                         $112,030

---------------

(A)  Aggregate amounts may reflect rounding.

(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PWC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service

Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the Funds is shown in the table below.

2004(A)                                                2003(A)(B)
-------                                                ----------
$32,860                                                 $32,017

---------------

(A)  Aggregate amounts may reflect rounding.

(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the Tax Fees category comprise all services performed by professional staff in PWC's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax fees include amounts for tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.

     There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust, on behalf of each Fund. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     All Other Fees. In each of the fiscal years ended October 31, 2004 and October 31, 2003, there were no Other Fees billed by PWC for other non-audit services rendered to the Funds.

     In each of the fiscal years ended October 31, 2004 and October 31, 2003, there were no Other Fees billed by PWC that were required to be approved by the Audit Committee for other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds.

     There were no amounts that were approved by the Audit Committee on behalf of each Fund pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by PWC of $0 and $119,000, respectively, for non-audit services rendered on behalf of the Funds, JCM and Fund Service Providers relating to Covered and Non-Covered Services, are shown in the table below.

                     2004(A)                                 2003(A)(B)
     ---------------------------------------   ---------------------------------------
     COVERED SERVICES   NON-COVERED SERVICES   COVERED SERVICES   NON-COVERED SERVICES
     ----------------   --------------------   ----------------   --------------------
            $0                   $0                $119,000                $0

---------------

(A)  Aggregate amounts may reflect rounding.

(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING

     Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar value of net asset value held in such shareholder's name. The net asset value of each class of each Fund, as applicable, as of the Record Date, is provided in Exhibit L to this Proxy Statement.

     If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

     Thirty percent of the outstanding shares entitled to vote at the Meeting, for each Proposal, shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to obtain any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Fund present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" each item for the proposed adjournment and will vote those proxies required to be voted "AGAINST" each item against the adjournment.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present, but do not represent votes cast with respect to a proposal. For purposes of voting on a proposal, abstentions and "broker non-votes" will not be counted in favor of, but will have no other effect on, Proposal 1, for which the required vote is a plurality of the votes cast. For Proposals 2, 3.a., and 3.b., and 4, abstentions and "broker non-votes" have the same effect as a "no" vote.

  PROPOSAL 1: ELECTING TRUSTEES

     Shareholders of each Fund will vote together. The presence in person or by proxy of the holders of record of 30% of the Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to this proposal.

  PROPOSAL 2: ELIMINATION OF FUNDAMENTAL POLICY, JANUS FLEXIBLE BOND FUND ONLY

     Shareholders of Janus Flexible Bond Fund will vote together. The presence in person or by proxy of the holders of record of more than 50% of Janus Flexible Bond Fund's aggregate total shares outstanding and entitled to vote constitutes a quorum with respect to this proposal.

  PROPOSAL 3.A. AND 3.B.: APPROVAL OF AMENDED OR NEW INVESTMENT ADVISORY
  AGREEMENT

     Shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund) will vote separately on

Proposal 3.a. Shareholders of Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund will vote separately on Proposal 3.b. The presence in person or by proxy of the holders of record of 30% of each applicable Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this proposal.

     Approval of Proposal 3.b. by shareholders of Janus Contrarian Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Contrarian Fund, a series of JAD, with respect to a proposed new advisory agreement for that fund described in a separate proxy statement. Approval of Proposal 3.b. by shareholders of Janus Risk-Managed Stock Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Risk-Managed Core Fund, a series of JAD, and Risk-Managed Core Portfolio, a series of JAS, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements. Approval of Proposal 3.b. by shareholders of Janus Mid Cap Value Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Mid Cap Value Fund, a series of JAD, and Mid Cap Value Portfolio, a series of JAS, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements. Approval of Proposal 3.b. by shareholders of Janus Worldwide Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Worldwide Fund, a series of JAD, and Worldwide Growth Portfolio, a series of JAS, with respect to separate proposed new advisory agreements for those funds described in separate proxy statements.

  PROPOSAL 4: APPROVAL OF NEW SUB-ADVISORY AGREEMENT, JANUS RISK-MANAGED STOCK FUND ONLY

     Shareholders of Janus Risk-Managed Stock Fund will vote together on Proposal 4. The presence in person or by proxy of the holders of record of one-third of the Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this proposal. Approval of Proposal 4 is contingent upon approval of the Proposed New Advisory Agreement by shareholders of Janus Risk-Managed Stock Fund as described in Proposal 3.b. above.

     With respect to Proposals 3.b. and 4, in addition to obtaining the required shareholder approval, implementation of the Proposed New Advisory Agreement for each applicable Fund (described in Proposal 3.b.) and the Proposed New Sub-Advisory Agreement for Janus Risk-Managed Stock Fund (described in Proposal 4) is subject to an amendment to JCM's settlement order entered into with the Office of the Attorney General of the State of New York ("NYAG") in August 2004 (the "Order"). Under the Order, JCM agreed that it would reduce the net management fee rates paid by certain Janus Funds by $25 million a year over a five-year period commencing July 1, 2004 and that such reduced fee rates may not be increased during that period. In order to be able to implement the proposed performance fee structures for various Funds, the Independent Trustees requested the NYAG to amend the Order to allow JCM to charge such fees. The NYAG has agreed in principle to that request, and JCM and the NYAG are in the process of amending the Order accordingly.

SHARE OWNERSHIP

     The number of outstanding shares and net assets of each class of each Fund, as applicable, as of the close of business on the Record Date, is included in Exhibit L to this Proxy Statement.

     Exhibit M to this Proxy Statement sets forth the beneficial owners of more than 5% of each class (as applicable) of each Fund's shares. To the best of the Trust's knowledge, as of September 1, 2005, no person owned beneficially more than 5% of any class of a Fund's outstanding shares, except as stated in Exhibit M to this Proxy Statement. [TO THE BEST KNOWLEDGE OF THE TRUST, EXCEPT FOR JCM'S OWNERSHIP IN A FUND, AS INDICATED IN EXHIBIT M, NO PERSON OWNS 25% OR MORE OF A CLASS OF SHARES OF ANY FUND. ENTITIES SHOWN IN EXHIBIT M AS OWNING 25% OR MORE OF A CLASS OF A FUND[, UNLESS OTHERWISE INDICATED,] ARE NOT THE BENEFICIAL OWNERS OF SUCH SHARES.]

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing the proxy card(s), and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be allocated between JCM and the Janus Funds, as described in the next sentence. JCM will pay the costs associated with solicitation of proxies for the election of Trustees. The Janus Funds will pay all other costs allocated among the Funds on the basis of relative net assets. In addition to solicitation by mail, officers and representatives of the Funds, officers and employees of JCM or its affiliates and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone, or by any other means available.

     JCM has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $5.4 million, plus expenses. Such expenses shall be allocated between the Janus Funds and JCM as described above.

     Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Funds for their expenses to the extent the Funds would have directly borne those expenses.

Among other things, Computershare will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of Computershare if their vote has not been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on such proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Computershare immediately if his or her instructions are not accurately reflected in the confirmation.

     Telephone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting. This option requires shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting. Follow the instructions in the proxy materials. This option requires shareholders to enter a control number which is located on the proxy card. Follow the instructions on the screen using the proxy card as a guide. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.

     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage paid envelope provided, or attend in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact Computershare at 1-866-340-4019. Any proxy given by a shareholder is revocable until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust, at the address indicated on page 1 of this Proxy Statement, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, for each proposal referred to in the Proxy Statement.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of each Fund by JCM, or its agent. INTECH has authority to place trades on behalf of Janus Risk-Managed Stock Fund. The policy of each of JCM and INTECH is to seek "best execution" of each trade. The Funds do not allocate portfolio transactions on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of the Funds may execute transactions for the Funds and receive brokerage commissions.

     The Trustees have authorized JCM to place trades with an affiliated broker. JCM has not placed any trades with an affiliated broker since June 16, 2004. However, prior to June 16, 2004, JCM was affiliated with DST Securities, Inc. ("DSTS"), a wholly-owned subsidiary of DST Systems, Inc. ("DST"), and placed trades on behalf of the Funds through DSTS. As authorized by the Trustees, JCM placed trades with DSTS when it reasonably believed that the quality of the execution and the associated commission were fair and reasonable and when, overall, the associated transaction costs, net of any credits discussed below, were lower than the net costs that would be incurred through other brokerage firms that provide comparable execution. Brokerage commissions paid on transactions executed through DSTS were normally used as a means to reduce Fund expenses by generating credits to offset the license fees charged to a Fund by DST for the use of its shareholder accounting system. The table below sets forth the fees paid to DSTS for the Funds' fiscal year ended October 31, 2004. Funds not listed below did not pay any fees to DSTS.

                       AGGREGATE COMMISSIONS   PERCENT OF AGGREGATE BROKERAGE
FUND                       PAID TO DSTS           COMMISSIONS PAID BY FUND
----                   ---------------------   ------------------------------

LEGAL MATTERS

     Information regarding material pending legal proceedings involving JCM or any Fund is attached to this Proxy Statement as Exhibit N.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders. EACH FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING 1-800-525-3713, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST, 151 DETROIT STREET, DENVER, COLORADO 80206.

     To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the Shareholder should contact the Funds' transfer agent, Janus Services, at
1-800          or notify the Funds' transfer agent in writing at 151 Detroit
Street, Denver, Colorado 80206.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement.

Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          Vice President, General Counsel
                                          and Secretary

                               INDEX OF EXHIBITS

EXHIBIT A:    Nominating and Governance Committee Charter
EXHIBIT B:    Nominee Share Ownership
EXHIBIT C:    Officers of the Trust and Their Principal Occupations
EXHIBIT D:    Form of Proposed Amended Advisory Agreement for Equity
              and Income Funds
EXHIBIT E:    Form of Proposed Amended Advisory Agreement for Money
              Market Funds
EXHIBIT F:    Principal Executive Officers and Their Principal
              Occupations
EXHIBIT G:    Other Funds Managed by JCM with Similar Investment
              Objectives
EXHIBIT H:    Form of Proposed New Advisory Agreement for Janus
              Contrarian Fund, Janus Mercury Fund, Janus Research Fund
              and Janus Worldwide Fund
EXHIBIT I:    Form of Proposed New Advisory Agreement for Janus Mid
              Cap Value Fund and Janus Risk-Managed Stock Fund
EXHIBIT J:    Form of Proposed New Sub-Advisory Agreement for Janus
              Risk-Managed Stock Fund
EXHIBIT K:    Principal Executive Officers and Directors of INTECH
EXHIBIT L:    Number of Outstanding Shares and Net Assets
EXHIBIT M:    5% Beneficial Owners of Shares
EXHIBIT N:    Legal Matters

                                   EXHIBIT A
                               JANUS ASPEN SERIES
                             JANUS INVESTMENT FUND
                              JANUS ADVISER SERIES

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

             (ADOPTED DECEMBER 5, 2000; REVISED DECEMBER 10, 2001;
             REVISED DECEMBER 10, 2002; REVISED SEPTEMBER 16, 2003; REVISED MARCH 16, 2004; REVISED JUNE 15, 2004; REVISED JUNE 14, 2005)

I.  PURPOSE

     The Nominating and Governance Committee (the "Committee") is a committee of the Board of Trustees ("Trustees") of each of Janus Aspen Series, Janus Investment Fund, and Janus Adviser Series (each a "Trust" and, collectively, the "Trusts"). Its primary functions are to:

     - identify and recommend individuals for Trustee membership,

     - consult with management in planning Trustee meetings, and

     - oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the "Procedures and Guidelines") adopted by the Trusts as in effect from time to time.

II.  COMPOSITION

     The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not "interested persons" of the Trusts, as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and who meet the standards for independence set forth in the Procedures and Guidelines.

     The members and Chairman of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.  MEETINGS

     The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the servicing agents to attend meetings and provide pertinent information as appropriate.

IV.  RESPONSIBILITIES AND DUTIES

     In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts' separation of duties and responsibilities among the investment adviser, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

  A.  TRUSTEE NOMINATIONS, ELECTIONS, AND TRAINING

     The Committee shall:

     1. Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate's qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

          (a) The candidate's knowledge in matters related to the investment company industry;

          (b) The candidate's relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

          (c) The candidate's educational background;

          (d) The candidate's reputation for high ethical standards and personal and professional integrity;

          (e) Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees' existing mix of skills and qualifications;

          (f) The candidate's willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

          (g) The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

          (h) If the nomination is for an "independent" trustee, the candidate must not be considered an "interested" person of the Fund, Janus Capital Management LLC ("Janus Capital") or any sub-adviser to a Fund, as defined under the 1940 Act;

          (i) The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

          (j) Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

     Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts' Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders ("Shareholder Nomination Procedures") attached as Appendix 1. The Trusts' Secretary will forward all such recommendations to the Chairman of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

     The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

     2. Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

     3. Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

  B.  COMMITTEE NOMINATIONS AND FUNCTIONS

     The Committee shall:

     1. Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

     2. Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

  C.  GOVERNANCE OVERSIGHT

     The Committee shall:

     1. Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

     2. Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chairman of the Trustees, as described in each Trust's Declaration of Trust or Trust Instrument, or by-laws. The Chairman of the Trustees may perform the following functions:

          (a) Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

          (b) Coordinate the Trustees' use of outside resources, including consultants or other professionals;

          (c) Coordinate an annual schedule of portfolio reports to the Trustees;

          (d) Conduct the Trustee meetings;

          (e) Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

          (f) Perform such other duties as the Independent Trustees may determine from time to time.

     3. Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

  D.  TRUSTEE MEETING PLANNING

     The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

  E.  OTHER RESPONSIBILITIES AND DUTIES

     The Committee shall:

     1. Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

     2. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation. Janus Capital will report the use of Trust assets for such purpose quarterly to the Trustees.

     3. Review this Charter at least annually and recommend changes, if any, to the Trustees.

     4. Perform any other activities consistent with this Charter, each Trust's Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or the Trustees deem necessary or appropriate.

     5. Maintain minutes of its meetings and report to the Trustees.

                                                                      APPENDIX 1

                             JANUS INVESTMENT FUND
                               JANUS ASPEN SERIES
                              JANUS ADVISER SERIES
           (EACH A "TRUST," AND COLLECTIVELY, THE "TRUSTS," AND EACH
                          SERIES OF A TRUST, A "FUND")

  PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

                            (ADOPTED MARCH 16, 2004)

     The Trusts' Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

     A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A shareholder of a Fund who wishes to nominate a candidate for election to a Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust ("Shareholder Recommendation").

          2. The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

          3. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

     Unless otherwise specified by the Committee chairman (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chairman (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

     Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

                                   EXHIBIT B
                            NOMINEE SHARE OWNERSHIP

     The following tables set forth, as of September 13, 2005, the number of shares and dollar range of equity securities beneficially owned by each Trustee and nominee in the Funds and the aggregate dollar range of equity securities beneficially owned by the Trustees and nominees in any fund overseen or to be overseen by the Trustees or nominee within the Janus family of funds (65 as of September 13, 2005).

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                         FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
                           RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-------------------------  ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees           Janus Balanced Fund          Janus Contrarian Fund
William F. McCalpin....     $10,001-$50,000    486.366         $1-$10,000     382.848      Over $100,000
John W. McCarter, Jr. ..               None          0    $10,001-$50,000     906.775      Over $100,000
Dennis B. Mullen.......                None          0      Over $100,000  14,699.671      Over $100,000
James T. Rothe.........                None          0   $50,001-$100,000   4,751.789      Over $100,000
William D. Stewart.....                None          0               None           0      Over $100,000
Martin H. Waldinger....                None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro..........                None          0               None           0      Over $100,000
Linda S. Wolf..........                None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.......    $50,001-$100,000  2,561.178      Over $100,000  41,538.846      Over $100,000

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                         FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
                           RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-------------------------  ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees         Janus Core Equity Fund         Janus Enterprise Fund
William F. McCalpin....                None          0    $10,001-$50,000     270.596      Over $100,000
John W. McCarter, Jr. ..   $50,001-$100,000  3,402.813               None           0      Over $100,000
Dennis B. Mullen.......                None          0      Over $100,000   2,887.446      Over $100,000
James T. Rothe.........                None          0   $50,001-$100,000   2,050.256      Over $100,000
William D. Stewart.....                None          0               None           0      Over $100,000
Martin H. Waldinger....       Over $100,000  6,720.089               None           0      Over $100,000
Trustee Nominees
Jerome Contro..........    $50,001-$100,000  2,284.000               None           0      Over $100,000
Linda S. Wolf..........                None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.......       Over $100,000  11,462.806     Over $100,000  12,579.737      Over $100,000

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                         FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
                           RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-------------------------  ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees              Janus Federal            Janus Flexible Bond Fund
                                 Tax-Exempt Fund
William F. McCalpin....                None          0               None           0      Over $100,000
John W. McCarter, Jr. ..               None          0               None           0      Over $100,000
Dennis B. Mullen.......                None          0               None           0      Over $100,000
James T. Rothe.........                None          0               None           0      Over $100,000
William D. Stewart.....                None          0         $1-$10,000     476.604      Over $100,000
Martin H. Waldinger....                None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro..........                None          0               None           0      Over $100,000
Linda S. Wolf..........                None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.......                None          0      Over $100,000  12,695.065      Over $100,000

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                         FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
                           RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-------------------------  ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees               Janus Fund                    Janus Global
                                                              Life Sciences Fund
William F. McCalpin....                None          0         $1-$10,000     289.017      Over $100,000
John W. McCarter, Jr. ..               None          0    $10,001-$50,000     575.705      Over $100,000
Dennis B. Mullen.......                None          0      Over $100,000  10,008.108      Over $100,000
James T. Rothe.........                None          0    $10,001-$50,000   2,454.668      Over $100,000
William D. Stewart.....                None          0               None           0      Over $100,000
Martin H. Waldinger....                None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro..........                None          0               None           0      Over $100,000
Linda S. Wolf..........                None          0               None           0      Over $100,000
Interested Trustee,
Thomas H. Bailey.......       Over $100,000  12,448.323     Over $100,000  10,008.108      Over $100,000

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                         FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
                           RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-------------------------  ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees              Janus Global                   Janus Global
                               Opportunities Fund              Technology Fund
William F. McCalpin....                None          0         $1-$10,000     346.821      Over $100,000
John W. McCarter, Jr. ..    $10,001-$50,000    782.699    $10,001-$50,000     986.193      Over $100,000
Dennis B. Mullen.......       Over $100,000  7,542.966      Over $100,000  16,589.998      Over $100,000
James T. Rothe.........     $10,001-$50,000  2,192.911               None           0      Over $100,000
William D. Stewart.....     $10,001-$50,000  3,034.778               None           0      Over $100,000
Martin H. Waldinger....                None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro..........                None          0               None           0      Over $100,000
Linda S. Wolf..........                None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.......       Over $100,000  49,390.466     Over $100,000  10,220.241      Over $100,000

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                         FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
                           RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-------------------------  ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees            Janus Government                 Janus Growth
                                Money Market Fund              and Income Fund
William F. McCalpin.....               None          0               None           0      Over $100,000
John W. McCarter, Jr. ...              None          0   $50,001-$100,000   2,162.603      Over $100,000
Dennis B. Mullen........               None          0               None           0      Over $100,000
James T. Rothe..........               None          0               None           0      Over $100,000
William D. Stewart......               None          0               None           0      Over $100,000
Martin H. Waldinger.....               None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro...........               None          0               None           0      Over $100,000
Linda S. Wolf...........               None          0      Over $100,000   3,558.212      Over $100,000
Interested Trustee
Thomas H. Bailey........               None          0      Over $100,000   6,537.113      Over $100,000

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                         FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
                           RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-------------------------  ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees          Janus High-Yield Fund          Janus Institutional
                                                              Cash Reserves Fund
William F. McCalpin.....               None          0               None           0      Over $100,000
John W. McCarter, Jr. ...              None          0               None           0      Over $100,000
Dennis B. Mullen........               None          0               None           0      Over $100,000
James T. Rothe..........               None          0               None           0      Over $100,000
William D. Stewart......               None          0               None           0      Over $100,000
Martin H. Waldinger.....               None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro...........               None          0               None           0      Over $100,000
Linda S. Wolf...........               None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey........      Over $100,000  162,993.262             None           0      Over $100,000

                                                                                          AGGREGATE DOLLAR
                                                                                          RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                         FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
                           RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-------------------------  ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees           Janus Mercury Fund          Janus Mid Cap Value Fund
William F. McCalpin....                None          0               None           0      Over $100,000
John W. McCarter, Jr. ..               None          0               None           0      Over $100,000
Dennis B. Mullen.......       Over $100,000  6,469.735               None           0      Over $100,000
James T. Rothe.........                None          0               None           0      Over $100,000
William D. Stewart.....                None          0               None           0      Over $100,000
Martin H. Waldinger....                None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro..........                None          0   $50,001-$100,000   2,344.000      Over $100,000
Linda S. Wolf..........                None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.......       Over $100,000  26,580.273              None           0      Over $100,000

                                                                                            AGGREGATE DOLLAR
                                                                                            RANGE OF EQUITY
                                                                                           SECURITIES IN ALL
                                                                                           FUNDS OVERSEEN OR
                                                                                           TO BE OVERSEEN BY
                            DOLLAR                              DOLLAR                      TRUSTEE/NOMINEE
NAME OF                RANGE OF EQUITY                     RANGE OF EQUITY     SHARES         IN FAMILY OF
TRUSTEES/NOMINEES      SECURITIES OWNED   SHARES OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-----------------      ----------------  ---------------   ----------------  ----------   --------------------
Independent Trustees        Janus Money Market Fund             Janus Olympus Fund
William F. McCalpin..     Over $100,000      110,463.590               None           0      Over $100,000
John W. McCarter,
  Jr. ...............        $1-$10,000        5,232.740               None           0      Over $100,000
Dennis B. Mullen.....              None                0      Over $100,000   5,001.301      Over $100,000
James T. Rothe.......        $1-$10,000            6.540               None           0      Over $100,000
William D. Stewart...     Over $100,000      273,881.950               None           0      Over $100,000
Martin H. Waldinger..              None                0               None           0      Over $100,000
Trustee Nominees
Jerome Contro........              None                0               None           0      Over $100,000
Linda S. Wolf........              None                0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.....     Over $100,000  221,496,300.250      Over $100,000  12,418.612      Over $100,000

                                                                                        AGGREGATE DOLLAR
                                                                                        RANGE OF EQUITY
                                                                                       SECURITIES IN ALL
                                                                                       FUNDS OVERSEEN OR
                                                                                       TO BE OVERSEEN BY
                              DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
NAME OF                  RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
TRUSTEES/NOMINEES        SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-----------------        ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees          Janus Orion Fund             Janus Overseas Fund
William F. McCalpin....              None          0         $1-$10,000     205.423      Over $100,000
John W. McCarter,
  Jr. .................              None          0    $10,001-$50,000     559.503      Over $100,000
Dennis B. Mullen.......              None          0   $50,001-$100,000   2,996.404      Over $100,000
James T. Rothe.........              None          0               None           0      Over $100,000
William D. Stewart.....              None          0               None           0      Over $100,000
Martin H. Waldinger....              None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro..........              None          0               None           0      Over $100,000
Linda S. Wolf..........              None          0      Over $100,000   4,445.235      Over $100,000
Interested Trustee
Thomas H. Bailey.......     Over $100,000  20,059.018   $10,001-$50,000   1,175.164      Over $100,000

                                                                                      AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                     SECURITIES IN ALL
                                                                                     FUNDS OVERSEEN OR
                                                                                     TO BE OVERSEEN BY
                            DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
NAME OF                RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
TRUSTEES/NOMINEES      SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-----------------      ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees       Janus Research Fund            Janus Risk-Managed
                                                              Stock Fund
William F.
  McCalpin...........        $1-$10,000    495.050    $10,001-$50,000     940.245      Over $100,000
John W. McCarter,
  Jr. ...............              None          0    $10,001-$50,000   2,001.045      Over $100,000
Dennis B. Mullen.....  $50,001-$100,000  7,293.578               None           0      Over $100,000
James T. Rothe.......   $10,001-$50,000  2,000.000   $50,001-$100,000   4,304.566      Over $100,000
William D. Stewart...     Over $100,000  19,607.844     Over $100,000  60,300.032      Over $100,000
Martin H.
  Waldinger..........              None          0      Over $100,000  21,022.739      Over $100,000
Trustee Nominees
Jerome Contro........              None          0               None           0      Over $100,000
Linda S. Wolf........              None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.....   $10,001-$50,000  2,475.248               None           0      Over $100,000

                                                                                      AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                     SECURITIES IN ALL
                                                                                     FUNDS OVERSEEN OR
                                                                                     TO BE OVERSEEN BY
                            DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
NAME OF                RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
TRUSTEES/NOMINEES      SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-----------------      ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees        Janus Short-Term                 Janus Small
                                Bond Fund                   Cap Value Fund
William F.
  McCalpin...........   $10,001-$50,000  8,798.135               None           0      Over $100,000
John W. McCarter,
  Jr. ...............              None          0               None           0      Over $100,000
Dennis B. Mullen.....              None          0               None           0      Over $100,000
James T. Rothe.......              None          0    $10,001-$50,000   1,378.348      Over $100,000
William D. Stewart...              None          0               None           0      Over $100,000
Martin H.
  Waldinger..........              None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro........              None          0               None           0      Over $100,000
Linda S. Wolf                      None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey                   None          0               None           0      Over $100,000

                                                                                      AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                     SECURITIES IN ALL
                                                                                     FUNDS OVERSEEN OR
                                                                                     TO BE OVERSEEN BY
                            DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
NAME OF                RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
TRUSTEES/NOMINEES      SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-----------------      ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees     Janus Tax-Exempt Money           Janus Triton Fund
                               Market Fund
William F.
  McCalpin...........              None          0               None           0      Over $100,000
John W. McCarter,
  Jr. ...............              None          0               None           0      Over $100,000
Dennis B. Mullen.....              None          0   $50,001-$100,000   7,276.867      Over $100,000
James T. Rothe.......   $10,001-$50,000  32,827.320   $10,001-$50,000   1,998.002      Over $100,000
William D. Stewart...              None          0               None           0      Over $100,000
Martin H.
  Waldinger..........              None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro........              None          0               None           0      Over $100,000
Linda S. Wolf........              None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.....              None          0    $10,001-$50,000   2,467.917      Over $100,000

                                                                                      AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                     SECURITIES IN ALL
                                                                                     FUNDS OVERSEEN OR
                                                                                     TO BE OVERSEEN BY
                            DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
NAME OF                RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
TRUSTEES/NOMINEES      SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-----------------      ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees        Janus Twenty Fund             Janus Venture Fund
William F.
  McCalpin...........              None          0               None           0      Over $100,000
John W. McCarter,
  Jr. ...............              None          0               None           0      Over $100,000
Dennis B. Mullen.....              None          0               None           0      Over $100,000
James T. Rothe.......              None          0               None           0      Over $100,000
William D. Stewart...              None          0               None           0      Over $100,000
Martin H.
  Waldinger..........              None          0               None           0      Over $100,000
Trustee Nominees
Jerome Contro........              None          0               None           0      Over $100,000
Linda S. Wolf........              None          0               None           0      Over $100,000
Interested Trustee
Thomas H. Bailey.....     Over $100,000  2,108.779   $50,001-$100,000   1,355.357      Over $100,000

                                                                                         AGGREGATE DOLLAR
                                                                                         RANGE OF EQUITY
                                                                                        SECURITIES IN ALL
                                                                                        FUNDS OVERSEEN OR
                                                                                        TO BE OVERSEEN BY
                               DOLLAR                        DOLLAR                      TRUSTEE/NOMINEE
NAME OF                   RANGE OF EQUITY    SHARES     RANGE OF EQUITY     SHARES         IN FAMILY OF
TRUSTEES/NOMINEES         SECURITIES OWNED    OWNED     SECURITIES OWNED    OWNED      INVESTMENT COMPANIES
-----------------         ----------------  ---------   ----------------  ----------   --------------------
Independent Trustees         Janus Worldwide Fund
William F. McCalpin.....   $10,001-$50,000    237.595                n/a         n/a      Over $100,000
John W. McCarter,
  Jr. ..................              None          0                n/a         n/a      Over $100,000
Dennis B. Mullen........              None          0                n/a         n/a      Over $100,000
James T. Rothe..........              None          0                n/a         n/a      Over $100,000
William D. Stewart......              None          0                n/a         n/a      Over $100,000
Martin H. Waldinger.....              None          0                n/a         n/a      Over $100,000
Trustee Nominees
Jerome Contro...........              None          0                n/a         n/a      Over $100,000
Linda S. Wolf...........              None          0                n/a         n/a      Over $100,000
Interested Trustee
Thomas H. Bailey........     Over $100,000  8,059.484                n/a         n/a      Over $100,000

                                                                       EXHIBIT C

                 TRUST OFFICERS AND THEIR PRINCIPAL OCCUPATIONS

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------
William Bales.........  Executive Vice President    2/97-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Venture Fund                          Manager for other Janus
Age 36                                                              accounts.
Jonathan D. Coleman...  Executive Vice President    2/02-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Enterprise Fund                       Manager for other Janus
Age 33                                                              accounts. Formerly, Analyst
                                                                    (1994-1997 and 2000-2002)
                                                                    for Janus Capital
                                                                    Corporation.
David J. Corkins......  Executive Vice President    2/03-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Mercury Fund                          Manager for other Janus
Age 38                                                              accounts. Formerly,
                                                                    Portfolio Manager
                                                                    (1997-2003) for Janus Growth
                                                                    and Income Fund.
David C. Decker.......  Executive Vice President    9/96-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Contrarian Fund                       Manager for other Janus
Age 38                                                              accounts.
James P. Goff.........  Executive Vice President    2/05-Present    Vice President and Director
151 Detroit Street      Janus Research Fund                         of Research of Janus
Denver, CO 80206                                                    Capital. Formerly, Portfolio
Age 40                                                              Manager (1992-2002) for
                                                                    Janus Enterprise Fund.
C. Mike Lu............  Executive Vice President    11/98-Present   Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Global Technology                     Manager for other Janus
Age 35                  Fund                                        accounts.
Brent A. Lynn.........  Executive Vice President    1/01-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Overseas Fund                         Manager for other Janus
Age 40                                                              accounts. Formerly, Analyst
                                                                    (1991-2001) for Janus
                                                                    Capital Corporation.
Thomas R. Malley......  Executive Vice President    11/98-Present   Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Global Life                           Manager for other Janus
Age 36                  Sciences Fund                               accounts.
Jeanine Morroni.......  Executive Vice President    9/03-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital.
Denver, CO 80206        Janus Government Money
Age 35                  Market Fund

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------
Douglas E. Nelson.....  Executive Vice President    2/05-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital. Formerly, Vice
Denver, CO 80206        Janus Federal Tax- Exempt                   President of Public Finance
Age 45                  Fund                                        (2003-2005) for George K.
                                                                    Baum & Co.; and Credit
                                                                    Analyst and Assistant Vice
                                                                    President (1996-2003) for
                                                                    Delaware Management.
Sharon S. Pichler.....  Executive Vice President    12/94-Present   Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital and Portfolio
Denver, CO 80206        Janus Money Market Fund                     Manager or Co-Portfolio
Age 55                  and Portfolio Manager                       Manager for other Janus
                        Janus Tax-Exempt Money                      accounts.
                        Market Fund
                        Executive Vice President    5/02-Present
                        and Co-Portfolio Manager
                        Janus Institutional Cash
                        Reserves Fund
Marc Pinto............  Executive Vice President    5/05-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital and Portfolio
Denver, CO 80206        Janus Balanced Fund                         Manager or Co-Portfolio
Age 43                                                              Manager for other Janus
                                                                    accounts.
Blaine P. Rollins.....  Executive Vice President    1/00-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Fund                                  Manager for other Janus
Age 37                                                              accounts.
Ron Sachs.............  Executive Vice President    4/00-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Orion Fund                            Manager for other Janus
Age 37                                                              accounts. Formerly, Analyst
                                                                    (1996-2000) for Janus
                                                                    Capital Corporation.
                        Executive Vice President    2/05-Present
                        and Portfolio Manager
                        Janus Triton Fund
Scott W. Schoelzel....  Executive Vice President    8/97-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Twenty Fund                           Manager for other Janus
Age 46                                                              accounts.

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------
Gibson Smith..........  Executive Vice President    7/03-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus High-Yield Fund and                   Manager or Co-Portfolio
Age 36                  Janus Short-Term Bond                       Manager for other Janus
                        Fund                                        accounts. Formerly, Analyst
                                                                    (2001-2003) for Janus
                                                                    Capital Corporation; and
                                                                    worked in the fixed-income
                                                                    division (1991-2001) for
                                                                    Morgan Stanley.
                        Executive Vice President    5/05-Present
                        and Co-Portfolio Manager
                        Janus Balanced Fund
Minyoung Sohn.........  Executive Vice President    1/04-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Growth and Income                     Manager for other Janus
Age 29                  Fund                                        accounts. Formerly, Analyst
                                                                    (1998-2003) for Janus
                                                                    Capital Corporation.
                        Executive Vice President    5/05-Present
                        and Portfolio Manager
                        Janus Core Equity Fund
Ronald V. Speaker.....  Executive Vice President    7/92-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Flexible Bond Fund                    Manager for other Janus
Age 40                                                              accounts.
J. Eric Thorderson....  Executive Vice President    2/99-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital and Portfolio
Denver, CO 80206        Janus Government Money                      Manager or Co-Portfolio
Age 43                  Market Fund                                 Manager for other Janus
                                                                    accounts.
                        Executive Vice President    2/04-Present
                        and Co-Portfolio Manager
                        Janus Institutional Cash
                        Reserves Fund and Janus
                        Money Market Fund

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------
Jason P. Yee..........  Executive Vice President    3/01-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Global                                Manager for other Janus
Age 35                  Opportunities Fund                          accounts. Formerly,
                                                                    Portfolio Manager and
                                                                    Managing Director
                                                                    (1996-2000) for Bee &
                                                                    Associates and Analyst
                                                                    (2000-2001) for Janus
                                                                    Capital Corporation.
                        Executive Vice President    7/04-Present
                        and Portfolio Manager
                        Janus Worldwide Fund
Claire Young..........  Executive Vice President    8/97-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Olympus Fund                          Manager for other Janus
Age 39                                                              accounts.
Bonnie M. Howe........  Vice President              12/99-Present   Vice President and Assistant
151 Detroit Street                                                  General Counsel of Janus
Denver, CO 80206                                                    Capital, Janus Distributors
Age 39                                                              LLC, and Janus Services LLC.
Kelley Abbott Howes...  Vice President and          12/99-Present   Senior Vice President and
151 Detroit Street      Secretary                                   General Counsel of Janus
Denver, CO 80206                                                    Capital and Janus Services
Age 39                  General Counsel             4/04-Present    LLC; and Senior Vice
                                                                    President and Assistant
                                                                    General Counsel of Janus
                                                                    Distributors LLC. Formerly,
                                                                    Vice President (1999-2005)
                                                                    of Janus Distributors LLC;
                                                                    Vice President (2000-2004)
                                                                    and Assistant General
                                                                    Counsel (2002-2004) of Janus
                                                                    Services LLC; and Vice
                                                                    President and Assistant
                                                                    General Counsel (1999-2004)
                                                                    of Janus Capital.

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------
David R. Kowalski.....  Vice President and Chief    6/02-Present    Senior Vice President and
151 Detroit Street      Compliance Officer                          Chief Compliance Officer of
Denver, CO 80206                                                    Janus Capital, Janus
Age 47                                                              Distributors LLC, and Janus
                                                                    Services LLC; Chief
                                                                    Compliance Officer of Bay
                                                                    Isle Financial LLC; and Vice
                                                                    President and Chief
                                                                    Compliance Officer of
                                                                    Enhanced Investment
                                                                    Technologies, LLC. Formerly,
                                                                    Vice President of Janus
                                                                    Capital (2000-2005), Janus
                                                                    Distributors LLC
                                                                    (2000-2001), and Janus
                                                                    Services LLC (2004-2005);
                                                                    and Assistant Vice President
                                                                    of Janus Services LLC
                                                                    (2000-2004).
Girard C. Miller**....  President and Chief         11/03-Present   Executive Vice President and
151 Detroit Street      Executive Officer                           Chief Operating Officer of
Denver, CO 80206                                                    Janus Capital Group Inc. and
Age 53                                                              Janus Capital; President of
                                                                    Janus Distributors LLC and
                                                                    Janus Capital International
                                                                    LLC; Executive Vice
                                                                    President of Janus Services
                                                                    LLC; President and Director
                                                                    of Janus Management Holdings
                                                                    Corporation; and Chief
                                                                    Operating Officer and
                                                                    President of Capital Group
                                                                    Partners, Inc. Formerly,
                                                                    Director of Capital Group
                                                                    Partners, Inc. (2003-2004);
                                                                    and President and Chief
                                                                    Executive Officer of ICMA
                                                                    Retirement Corporation
                                                                    (1993-2003).

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------
Jesper Nergaard.......  Vice President,             2/05-Present    Vice President of Janus
151 Detroit Street      Treasurer, and Principal                    Capital. Formerly, Director
Denver, CO 80206        Accounting Officer                          of Financial Reporting for
Age 42                                                              OppenheimerFunds, Inc.
                        Chief Financial Officer     3/05-Present    (2004-2005); Site Manager
                                                                    and First Vice President of
                                                                    Mellon Global Securities
                                                                    Services (2003); and
                                                                    Director of Fund Accounting,
                                                                    Project Development, and
                                                                    Training of INVESCO Funds
                                                                    Group (1994-2003).

---------------

 * Officers are elected annually by the Trustees for a one-year term.

** Effective August 2005, Mr. Miller has announced his intention to retire his positions with Janus Capital Group Inc. and its subsidiaries. Also effective at that time, Mr. Miller will retire as President and Chief Executive Officer of the Trust.

                                                                       EXHIBIT D

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
                          FOR EQUITY AND INCOME FUNDS

                             JANUS INVESTMENT FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               JANUS [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 2004, [2nd day of December, 2004 for Janus Research Fund and Janus Triton Fund], as amended this [1ST] day of [JANUARY, 2006], between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus [          ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to the Fund's officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

[FOR JANUS CONTRARIAN FUND, JANUS ENTERPRISE FUND, JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS FUND, JANUS MERCURY FUND, JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS OVERSEAS FUND, JANUS RESEARCH FUND, JANUS TRITON FUND, JANUS TWENTY FUND, AND JANUS VENTURE FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.60% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS BALANCED FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the daily closing net asset value of the Fund (1/366 of 0.55% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS CORE EQUITY FUND AND JANUS WORLDWIDE FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.60% of the daily closing net asset value of the Fund (1/366 of 0.60% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS GROWTH AND INCOME FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.62% of the daily closing net asset value of the Fund (1/366 of 0.62% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS FLEXIBLE BOND FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.58% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.48% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

[FOR JANUS SHORT-TERM BOND FUND]

     The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the first $300,000,000 of the daily closing net asset value of the Fund, or 1/365 of 0.54% of the daily closing net asset value of the Fund in excess of $300,000,000 (1/366 of either rate of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS HIGH-YIELD FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.55% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

[FOR JANUS FEDERAL TAX-EXEMPT FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.50% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.45% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until [JANUARY 1], 2007, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [JANUARY 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 15, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemp-tions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          Chief Financial Officer and Executive
                                           Vice President

                                       JANUS INVESTMENT FUND

                                       By:
                                          --------------------------------------
                                          President and Chief Executive Officer

                                                                       EXHIBIT E

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
                             FOR MONEY MARKET FUNDS

                             JANUS INVESTMENT FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               JANUS [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 3rd day of April, 2002, as amended this [1ST] day of [JANUARY, 2006] between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; one of such funds
created by the Trust being designated as the Janus [     ] Fund (the "Fund");
and

     WHEREAS, the Trust and JCM have entered into a separate agreement for the provision of administrative services; and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's Declaration of Trust, bylaws, and registration statements under the 1940 Act and the 1933 Act (as they may be supplemented from time to time and as authorized by the Trustees), to policies and directives affecting the Fund adopted by the Trustees and to the provisions of the

Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     2. Other Services. JCM is hereby authorized, subject to review by the Trustees, to furnish or arrange for such other services as JCM shall from time to time determine to be necessary or useful to perform the services specifically contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its functions under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCC for its investment advisory services a fee, payable in arrears on the last day of each month during which or part of which this Agreement is in effect, at the rate of 1/365 of 0.20% of the aggregate closing net asset value of the shares of the Fund for each day of such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses Borne by the Trust. The Trust shall bear all expense incidental to the operation of the Fund.

     6. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     7. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     8. Term. This Agreement shall continue in effect until [JANUARY 1, 2007], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of those Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, or by the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [JANUARY 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     9. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (a) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of JCM and, (b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     10. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     11. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCM" shall include any affiliate of

JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     12. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     13. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          Chief Financial Officer and Executive
                                           Vice President

                                       JANUS INVESTMENT FUND

                                       By:
                                          --------------------------------------
                                          President and Chief Executive Officer

                                                                       EXHIBIT F

                    PRINCIPAL EXECUTIVE OFFICERS OF JCM AND
                          THEIR PRINCIPAL OCCUPATIONS

                                                                 POSITION(S) WITH ADVISER
NAME                         ADVISER/AFFILIATED ENTITY NAME        OR AFFILIATED ENTITY
----                         ------------------------------      ------------------------
Robin C. Beery...........  Janus Capital Group Inc.              Chief Marketing Officer
                                                                 and Executive Vice
                                                                 President
                           Janus Capital Management LLC          Chief Marketing Officer
                                                                 and Executive Vice
                                                                 President
                           The Janus Foundation                  President and Director
                           Janus Services LLC                    President
Gary D. Black............  Janus Capital Group Inc.              Chief Investment Officer,
                                                                 President and Director
                           Janus Capital Management LLC          Chief Investment Officer
                                                                 and President
                           Janus Management Holdings Corp.       Executive Vice President
                           Bay Isle Financial LLC                President
                           Enhanced Investment Technologies,     Working Director
                           LLC
John H. Bluher...........  Janus Capital Group Inc.              General Counsel, Chief
                                                                 Public Affairs Officer
                                                                 and Executive Vice
                                                                 President
                           Janus Capital Management LLC          Chief Public Affairs
                                                                 Officer and Executive
                                                                 Vice President
                           Janus Management Holdings Corp.       General Counsel, Chief
                                                                 Public Affairs Officer
                                                                 and Executive Vice
                                                                 President
                           Janus Services LLC                    Executive Vice President
                           Capital Group Partners, Inc.          Director
                           Enhanced Investment Technologies,     Vice President
                           LLC
Dominic Martellaro.......  Janus Capital Group Inc.              Executive Vice President
                           Janus Capital Management LLC          Executive Vice President
                           Janus Capital Trust Manager Limited   Director
                           Janus Services LLC                    Executive Vice President
                           Janus World Funds                     Director

                                                                 POSITION(S) WITH ADVISER
NAME                         ADVISER/AFFILIATED ENTITY NAME        OR AFFILIATED ENTITY
----                         ------------------------------      ------------------------
David R. Martin..........  Janus Capital Group Inc.              Chief Financial Officer
                                                                 and Executive Vice
                                                                 President
                           Janus Capital Management LLC          Chief Financial Officer
                                                                 and Executive Vice
                                                                 President
                           Janus International Limited           Chief Financial Officer
                                                                 and Executive Vice
                                                                 President
                           Janus Management Holdings Corp.       Chief Financial Officer
                                                                 and Executive Vice
                                                                 President
                           Janus Services LLC                    Chief Financial Officer
                                                                 and Executive Vice
                                                                 President
Steven L. Scheid.........  Janus Capital Group Inc.              Chief Executive Officer,
                                                                 Director and Chairman of
                                                                 the Board
                           Janus Capital Management LLC          Chief Executive Officer
                           Enhanced Investment Technologies,     Working Director
                           LLC
John Zimmerman...........  Janus Capital Group Inc.              Executive Vice President
                           Janus Capital Management LLC          Executive Vice President
                           Enhanced Investment Technologies,     Working Director
                           LLC

                                                                       EXHIBIT G

                    OTHER FUNDS MANAGED BY JCM WITH SIMILAR
                             INVESTMENT OBJECTIVES

     The following table provides information regarding other funds managed by JCM having a similar investment objective as the Funds. The table shows such fund's asset size as of June 30, 2005, the rate of compensation paid to JCM by that fund and whether JCM has contractually agreed to waive or reduce compensation it receives from that fund.

                                                             ANNUAL RATE OF     FEE WAIVERS OR
FUND                        OBJECTIVE         ASSET SIZE      COMPENSATION        REDUCTIONS
----                        ---------         ----------   ------------------   --------------
Equity Funds
Janus Balanced Fund..  Seeks long-term          2,660.0                 0.55%         N/A
                       capital growth,
                       consistent with
                       preservation of
                       capital and balanced
                       by current income.
Janus Contrarian
  Fund...............  Seeks long-term          2,653.7                 0.64%         N/A
                       growth of capital.
Janus Core Equity
  Fund...............  Seeks long-term            635.7                 0.60%         N/A
                       growth of capital.
Janus Enterprise
  Fund...............  Seeks long-term          1,687.7                 0.64%         N/A
                       growth of capital.
Janus Global Life
  Sciences Fund......  Seeks long-term          1,157.2                 0.64%         N/A
                       growth of capital.
Janus Global
  Opportunities
  Fund...............  Seeks long-term            219.0                 0.64%         N/A
                       growth of capital.
Janus Global
  Technology Fund....  Seeks long-term          1,027.1                 0.64%         N/A
                       growth of capital.
Janus Growth & Income
  Fund...............  Seeks long-term          5,379.8                 0.62%         N/A
                       capital growth and
                       current income.
Janus Fund...........  Seeks long-term         11,786.1                 0.64%         N/A
                       growth of capital in
                       a manner consistent
                       with preservation of
                       capital.
Janus Mercury Fund...  Seeks long-term          4,401.8                 0.64%         N/A
                       growth of capital.
Janus Mid Cap Value
  Fund...............  Seeks capital            4,653.8                 0.64%       0.77%(1)
                       appreciation.

                                                             ANNUAL RATE OF     FEE WAIVERS OR
FUND                        OBJECTIVE         ASSET SIZE      COMPENSATION        REDUCTIONS
----                        ---------         ----------   ------------------   --------------
Janus Olympus Fund...  Seeks long-term          2,211.3                 0.64%         N/A
                       growth of capital.
Janus Orion Fund.....  Seeks long-term            595.3                 0.64%         N/A
                       growth of capital.
Janus Overseas Fund..  Seeks long-term          2,181.7                 0.64%         N/A
                       growth of capital.
Janus Research Fund..  Seeks long-term             28.1                 0.64%       1.25%(1)
                       growth of capital.
Janus Risk-Managed
  Stock Fund.........  Seeks long-term            350.3                 0.50%         N/A
                       growth of capital.
Janus Small Cap Value
  Fund...............  Seeks capital            2,666.4                 0.72%       0.79%
                       appreciation.
Janus Triton Fund....  Seeks long-term             23.9                 0.64%       1.25%
                       growth of capital.
Janus Twenty Fund....  Seeks long-term          9,399.8                 0.64%         N/A
                       growth of capital.
Janus Venture Fund...  Seeks capital            1,366.0                 0.64%         N/A
                       appreciation.
Janus Worldwide
  Fund...............  Seeks long-term          5,454.1                 0.60%         N/A
                       growth of capital in
                       a manner consistent
                       with the
                       preservation of
                       capital.

Income Funds
Janus Federal Tax-
  Exempt Fund........  Seeks as high a            118.3    First $300 Million 0.50%     0.55%
                       level of current                     Over $300 Million
                       income exempt from                               0.45%
                       federal income tax
                       as is consistent
                       with preservation of
                       capital.
Janus Flexible Bond
  Fund...............  Seeks to obtain          1,014.0    First $300 Million 0.58%     0.93%
                       maximum total                        Over $300 Million
                       return, consistent                               0.48%
                       with preservation of
                       capital.
Janus High-Yield
  Fund...............  Seeks to obtain high       542.0    First $300 Million 0.65%     0.90%
                       current income.                      Over $300 Million
                       Capital appreciation                             0.55%
                       is a secondary
                       objective when
                       consistent with its
                       primary objective.

                                                             ANNUAL RATE OF     FEE WAIVERS OR
FUND                        OBJECTIVE         ASSET SIZE      COMPENSATION        REDUCTIONS
----                        ---------         ----------   ------------------   --------------
Janus Short-Term Bond
  Fund...............  Seeks as high a            226.0    First $300 Million 0.64%     0.64%
                       level of current                     Over $300 Million
                       income as is                                     0.54%
                       consistent with
                       preservation of
                       capital.

Money Market Funds
Janus Government
  Money Market Fund..  Seeks maximum              831.9                 0.20%            (2)(3)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.
Janus Institutional
  Cash Reserves
  Fund...............  Seeks maximum            1,414.2                 0.20%            (2)(4)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.
Janus Money Market
  Fund...............  Seeks maximum            4,988.6                 0.20%            (2)(5)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.
Janus Tax-Exempt
  Money Market Fund..  Seeks maximum              124.5                 0.20%            (2)(5)
                       current income that
                       is exempt from
                       federal income taxes
                       to the extent
                       consistent with
                       stability of
                       capital.

---------------

(1) Janus Services has agreed until March 1, 2006 to waive the transfer agency fees payable by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund.

(2) Advisory fee has been reduced from 0.20% to 0.10% until at least March 1, 2006.

(3) Administrative services fee has been reduced to 0.05% and 0.30% for the Institutional Class and Service Class, respectively, until at least March 1, 2006.

(4) Administrative services fee has been reduced from 0.15% to 0.08% until at least March 1, 2006.

(5) Administrative services fee has been reduced to 0.08% and 0.33% for the Institutional Class and Service Class, respectively, until at least March 1, 2006.

                                                                       EXHIBIT H

                    FORM OF PROPOSED NEW ADVISORY AGREEMENT
                 FOR JANUS CONTRARIAN FUND, JANUS MERCURY FUND,
                  JANUS RESEARCH FUND AND JANUS WORLDWIDE FUND

                             JANUS INVESTMENT FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               JANUS [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [1ST] day of [JANUARY, 2006], between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus [     ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to the Fund's officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

[FOR JANUS CONTRARIAN FUND, JANUS MERCURY FUND, AND JANUS RESEARCH FUND]

     The Trust shall pay to JCM for its investment advisory services a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

[FOR JANUS WORLDWIDE FUND]

     The Trust shall pay to JCM for its investment advisory services a monthly base fee of 1/12 of 0.60% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massa-chusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until [JANUARY 1, 2007], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [JANUARY 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 15, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          Chief Financial Officer and Executive
                                           Vice President

                                       JANUS INVESTMENT FUND

                                       By:
                                          --------------------------------------
                                          President and Chief Executive Officer

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT

     Beginning with the Base Fee payable for January 2006, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund in relation to the cumulative investment record of the Fund's primary benchmark, the [JANUS CONTRARIAN FUND -- STANDARD & POOR'S 500 INDEX (THE "INDEX")] [JANUS MERCURY FUND -- RUSSELL 1000 GROWTH INDEX (THE "INDEX")] [JANUS RESEARCH FUND -- RUSSELL 1000 INDEX (THE "INDEX")] [JANUS WORLDWIDE FUND -- MSCI WORLD INDEX (THE "INDEX")], over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.

     The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustments. If the difference between the investment performance of the Fund and the investment record of the Index is 0.50% or greater during any measurement period, the Base Fee will be subject to an upward or downward performance adjustment of [JANUS CONTRARIAN FUND: 0.0107143%] [JANUS MERCURY FUND: 0.015%] [JANUS RESEARCH FUND AND JANUS WORLDWIDE FUND: 0.0125%] for every 0.50% increment by which the Fund outperforms or underperforms the Index. The maximum Performance Adjustment (positive or negative) to the Fund is 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.

     For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average net assets during the relevant month for the Base Fee versus average net assets during the Performance Period for the Performance Adjustment).

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.

     The investment performance of the Fund will be the sum of:

          (1) the change in the Fund's net asset value ("NAV") per share during the Performance Period; plus

          (2) the value of the Fund's cash distributions per share accumulated to the end of the Performance Period; plus

          (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Fund's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of:

          (1) the change in the level of the Index during the Performance Period; plus

          (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

                                                                       EXHIBIT I

                  FORM OF PROPOSED NEW ADVISORY AGREEMENT FOR

                          JANUS MID CAP VALUE FUND AND

                         JANUS RISK-MANAGED STOCK FUND

                             JANUS INVESTMENT FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               JANUS [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [1ST] day of [JANUARY, 2006], between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus [          ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of or duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

JANUS MID CAP VALUE FUND:

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement;

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof; and

          (e) to compensate any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

JANUS RISK-MANAGED STOCK FUND:

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

JANUS MID CAP VALUE FUND

     The Trust shall pay to JCM for its investment advisory services a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A, provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to Janus hereunder. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

JANUS RISK-MANAGED STOCK FUND

     The Trust shall pay to JCM for its investment advisory services a monthly base fee of 1/12 of 0.50% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

JANUS MID CAP VALUE FUND:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

JANUS RISK-MANAGED STOCK FUND

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM;

          (b) Rental of offices of the Trust; and

          (c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until [JANUARY 1, 2007] unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [JANUARY 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          Chief Financial Officer and Senior
                                           Vice President

                                       JANUS INVESTMENT FUND

                                       By:
                                          --------------------------------------
                                          President and Chief Executive Officer

                         JANUS RISK-MANAGED STOCK FUND

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT

     Beginning with the Base Fee payable for January 2006, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund in relation to the cumulative investment record of the Fund's primary benchmark, the Standard & Poor's 500 Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.

     The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustments. If the difference between the investment performance of the Fund and the investment record of the Index is 0.50% or greater during any measurement period, the Base Fee will be subject to an upward or downward performance adjustment of 0.01875% for every 0.50% increment by which the Fund outperforms or underperforms the Index. The maximum Performance Adjustment (positive or negative) to the Fund is 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.

     For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average net assets during the relevant month for the Base Fee versus average net assets during the Performance Period for the Performance Adjustment).

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.

     The investment performance of the Fund will be the sum of:

     (1) the change in the Fund's net asset value ("NAV") per share during the Performance Period; plus

     (2) the value of the Fund's cash distributions per share accumulated to the end of the Performance Period; plus

     (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;

expressed as a percentage of the Fund's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of:

     (1) the change in the level of the Index during the Performance Period;
plus

     (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

                            JANUS MID CAP VALUE FUND

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT

     Beginning with the Base Fee payable for January 2006, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Investor Shares in relation to the cumulative investment record of the Fund's primary benchmark, the Russell Midcap Value Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.

     The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund's Investor Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund's Investor Shares and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustments. If the difference between the investment performance of the Fund's Investor Shares and the investment record of the Index is 0.50% or greater during any measurement period, the Base Fee will be subject to an upward or downward performance adjustment of 0.01875% for every 0.50% increment by which the Fund's Investor Shares outperform or underperform the Index. The maximum Performance Adjustment (positive or negative) to the Fund is 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.

     For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average net assets during the relevant month for the Base Fee versus average net assets during the Performance Period for the Performance Adjustment).

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.

     The investment performance of the Fund's Investor Shares will be the sum of:

     (1) the change in Investor Shares' net asset value ("NAV") per share during the Performance Period; plus

     (2) the value of the Investor Shares' cash distributions per share accumulated to the end of the Performance Period; plus

     (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of Investor Shares' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in Investor Shares at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of:

     (1) the change in the level of the Index during the Performance Period;
plus

     (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

                                                                       EXHIBIT J

                         FORM OF SUB-ADVISORY AGREEMENT

                         JANUS RISK-MANAGED STOCK FUND

                      (A SERIES OF JANUS INVESTMENT FUND)

     This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the 1st day of [January 2006,] by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and ENHANCED INVESTMENT TECHNOLOGIES, LLC, a Delaware limited liability company ("INTECH").

     WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Investment Fund, a Massachusetts business trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Janus Risk-Managed Stock Fund, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

     WHEREAS, INTECH is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, Janus desires to retain INTECH to furnish investment advisory services with respect to the Fund, and INTECH is willing to furnish such services;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Duties of INTECH. Janus hereby engages the services of INTECH as subadviser in furtherance of the Advisory Agreement. INTECH agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

          (a) INTECH shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

          (b) INTECH shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of INTECH, and the investment considerations which have given rise to those decisions;

          (c) INTECH shall maintain all books and records required to be maintained by INTECH pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. INTECH hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

          (d) INTECH shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

          (e) INTECH shall, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

          (f) At such times as shall be reasonably requested by the Trustees or Janus, INTECH shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of INTECH; and

          (g) INTECH will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to INTECH as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, INTECH shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by INTECH to Janus, provided, however, that INTECH shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to INTECH by Janus.

     2. Further Obligations. In all matters relating to the performance of this Agreement, INTECH shall act in conformity with the Trust's Amended and Restated Declaration of Trust, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to INTECH copies of the Trust's Amended and Restated Declaration of Trust, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

     3. Obligations of Janus. Janus shall have the following obligations under this Agreement:

          (a) To keep INTECH continuously and fully informed (or cause the custodian of the Fund's assets to keep INTECH so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

          (b) To furnish INTECH with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          (c) To furnish INTECH with any further materials or information which INTECH may reasonably request to enable it to perform its function under this Agreement; and

          (d) To compensate INTECH for its services in accordance with the provisions of Section 4 hereof.

     4. Compensation. Janus shall pay to INTECH for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.26% of the average daily net assets of the Fund, plus or minus one-half of any performance adjustment paid to or incurred by Janus pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Janus. Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses. INTECH shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

     6. Representations of INTECH. INTECH hereby represents, warrants and covenants to Janus as follows:

          (a) INTECH: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and
     (v) will immediately notify Janus of the occurrence of any event that would disqualify INTECH from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against INTECH that could have a material adverse effect upon INTECH's ability to fulfill its obligations under this Agreement.

          (b) INTECH has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of INTECH shall certify to Janus that INTECH has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of INTECH's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, INTECH shall permit Janus, its employees or its agents to examine the reports required to be made to INTECH by Rule 17j-1(c)(1) and all other records relevant to INTECH's code of ethics.

          (c) INTECH has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

     7. Representations of Janus. Janus hereby represents, warrants and covenants to INTECH as follows:

          (a) Janus (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify INTECH of the occurrence of any event that would disqualify Janus from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Janus that could have a material adverse effect upon Janus' ability to fulfill its obligations under this Agreement.

          (b) Janus has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide INTECH with a copy of such code of ethics, together with evidence of its adoption.

          (c) Janus has provided INTECH with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to INTECH.

     8. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until [January 1, 2007] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or INTECH, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [January 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to INTECH at its principal place of business. This Agreement may be terminated (i) by Janus or by INTECH at any time, without penalty by giving 60 days' advance written notice of termination to the other party, or (ii) by Janus or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon termination of the Advisory Agreement.

     10. Assignment. This Agreement shall automatically terminate in the event of its assignment.

     11. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, INTECH or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

     13. Limitation of Liability of INTECH. Janus will not seek to hold INTECH, and INTECH shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "INTECH" shall include any affiliate of INTECH performing services for the Fund contemplated hereunder and directors, officers and employees of INTECH and such affiliates.

     14. Activities of INTECH. The services of INTECH hereunder are not to be deemed to be exclusive, and INTECH is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of INTECH to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in INTECH as directors, officers and shareholders of INTECH, that directors, officers, employees and shareholders of INTECH are or may become similarly interested in the Trust, and that INTECH may become interested in the Trust as a shareholder or otherwise.

     15. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of INTECH by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of INTECH for any of its duties and responsibilities under this Agreement.

     16. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

          (a) To Janus at:

              Janus Capital Management LLC
              151 Detroit Street
              Denver, Colorado 80206
              Attention: General Counsel
              Phone: (303) 333-3863
              Fax: (303) 316-5728

          (b) To INTECH at:

               Enhanced Investment Technologies, LLC
               2401 PGA Boulevard, Suite 200
               Palm Beach Gardens, Florida 33410
               Attention: President
               Phone: (561) 775-1100
               Fax: (561) 775-1150

          (c) To the Trust at:

              Janus Investment Fund
              151 Detroit Street
              Denver, Colorado 80206
              Attention: General Counsel
              Phone: (303) 333-3863
              Fax: (303) 316-5728

     17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

     18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------

                                       ENHANCED INVESTMENT
                                       TECHNOLOGIES, LLC

                                       By:
                                          --------------------------------------

                                                                       EXHIBIT K

                   PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS
                                   OF INTECH

                              SUBADVISER/ AFFILIATED   POSITION(S) WITH SUBADVISER
NAME                               ENTITY NAME            OR AFFILIATED ENTITY
----                          ----------------------   ---------------------------
E. Robert Fernholz..........  Enhanced Investment      Chief Investment Officer,
                              Technologies, LLC        Executive Vice President
                                                       and Working Director
Robert A. Garvy.............  Enhanced Investment      Chief Executive Officer,
                              Technologies, LLC        President and Working
                                                       Director
David E. Hurley.............  Enhanced Investment      Chief Operating Officer and
                              Technologies, LLC        Executive Vice President
Gary D. Black...............  Enhanced Investment      Working Director
                              Technologies, LLC
John H. Bluher..............  Enhanced Investment      Vice President
                              Technologies, LLC
Steven L. Scheid............  Enhanced Investment      Working Director
                              Technologies, LLC
John Zimmerman..............  Enhanced Investment      Working Director
                              Technologies, LLC

                                   EXHIBIT L

                  NUMBER OF OUTSTANDING SHARES AND NET ASSETS

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of each Fund, as applicable:

                                                  TOTAL NUMBER
                                                   OF SHARES
FUND                                              OUTSTANDING    NET ASSETS
----                                              ------------   ----------
Janus Balanced Fund.............................
Janus Contrarian Fund...........................
Janus Core Equity Fund..........................
Janus Enterprise Fund...........................
Janus Federal Tax-Exempt Fund...................
Janus Flexible Bond Fund........................
Janus Fund......................................
Janus Global Life Sciences Fund.................
Janus Global Opportunities Fund.................
Janus Global Technology Fund....................
Janus Government Money Market Fund
  Retail........................................
  Institutional.................................
  Service.......................................
Janus Growth and Income Fund....................
Janus High-Yield Fund...........................
Janus Institutional Cash........................
Reserves Fund...................................
Janus Mercury Fund..............................
Janus Mid Cap Value Fund
  Institutional.................................
  Investor......................................
Janus Money Market Fund
  Retail........................................
  Institutional.................................
  Service.......................................
Janus Olympus Fund..............................
Janus Orion Fund................................
Janus Overseas Fund.............................

                                                  TOTAL NUMBER
                                                   OF SHARES
FUND                                              OUTSTANDING    NET ASSETS
----                                              ------------   ----------
Janus Research Fund.............................
Janus Risk-Managed Stock Fund...................
Janus Short-Term Bond Fund......................
Janus Small Cap Value Fund
  Institutional.................................
  Investor......................................
Janus Tax-Exempt Money Market Fund
  Retail........................................
  Institutional.................................
  Service.......................................
Janus Triton Fund...............................
Janus Twenty Fund...............................
Janus Venture Fund..............................
Janus Worldwide Fund............................

                                                                       EXHIBIT M

                         5% BENEFICIAL OWNERS OF SHARES

     As of the Record Date, the following table lists those shareholders known to own beneficially 5% or more of the outstanding shares of any class of shares of any Fund.

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------
Balanced Fund............  Charles Schwab & Co. Inc.                20,339,741    17.15%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.          18,370,241    15.49%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
                           The Guardian Insurance & Annuity Co.      6,646,324     5.60%
                           1560 Valley Center Pkwy., Suite 100
                           Bethlehem, PA 18017-2275
Contrarian Fund..........  Charles Schwab & Co. Inc.                23,897,007    12.13%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.          13,224,694     6.71%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Core Equity Fund.........  Charles Schwab & Co. Inc.                 4,912,325    16.08%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.           3,158,075    10.34%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Enterprise Fund..........  National Financial Services Co.           5,575,546    12.76%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
                           Charles Schwab & Co. Inc.                 4,874,277    11.15%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           Merrill Lynch Pierce Fenner & Smith       2,370,694     5.42%
                           Inc.
                           4800 Deer Lake Drive East -- 3rd
                           Floor
                           Jacksonville, FL 32246-6484
Federal Tax-Exempt         Charles Schwab & Co. Inc.                 1,031,286     6.24%
  Fund...................  101 Montgomery Street
                           San Francisco, CA 94104-4122

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------
Flexible Bond Fund.......  Charles Schwab & Co. Inc.                18,997,471    18.56%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.          11,866,213    11.59%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Global Life Sciences       Charles Schwab & Co. Inc.                 8,580,958    14.24%
  Fund...................  101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.           6,126,302    10.17%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Global Opportunities       Charles Schwab & Co. Inc.                 2,174,184    15.84%
  Fund...................  101 Montgomery Street
                           San Francisco, CA 94104-4122
Global Technology Fund...  Charles Schwab & Co. Inc.                11,791,342    12.55%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.           7,279,569     7.75%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Government Money Market    Comerica Bank                           256,534,796    52.17%
  Fund -- Institutional    411 W. Lafayette St., Mail Code 3455
  Shares.................  Detroit, MI 48226-3155
                           Janus Mid Cap Value Fund                 55,000,000    11.18%
                           151 Detroit Street
                           Denver, CO 80206
                           Band And Co.                             32,056,515     6.52%
                           PO Box 1787
                           Milwaukee, WI 53201-1787
Government Money Market    EGAP & Co.                               87,646,005    67.64%
  Fund -- Service          PO Box 820
  Shares.................  Burlington, VT 05402-0820
                           Wells Fargo Brokerage Services LLC       41,923,288    32.36%
                           608 Second Avenue S
                           Minneapolis, MN 55402-1916
Growth and Income Fund...  Charles Schwab & Co. Inc.                41,989,493    25.34%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.          13,947,618     8.42%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------
High-Yield Fund..........  Charles Schwab & Co. Inc.                13,628,397    24.39%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.           9,378,219    16.78%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
                           Citigroup Global Markets Inc.             4,918,681     8.80%
                           388 Greenwich Street
                           New York, NY 10013-2375
Institutional Cash         Southern Ute Indian Tribe               171,284,885    12.16%
  Reserves Fund..........  116 Capote Drive
                           Ignacio, CO 81137
                           Cirrus Logic Inc.                        72,268,128     5.13%
                           2901 Via Fortuna
                           Austin, TX 78746-7574
Janus Fund...............  Charles Schwab & Co. Inc.                53,054,873    11.33%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.          30,635,082     6.54%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Mercury Fund.............  National Financial Services Co.          40,738,046    19.89%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
                           Charles Schwab & Co. Inc.                25,538,758    12.47%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
Mid Cap Value Fund --      Charles Schwab & Co. Inc.                58,740,004    72.08%
  Institutional Shares...  101 Montgomery Street
                           San Francisco, CA 94104-4122
                           Prudential Investment Mgmt. Service      21,376,508    19.81%
                           100 Mullberry Street
                           Newark, NJ 07102-4000
Mid Cap Value Fund --      Charles Schwab & Co. Inc.                46,642,378    25.72%
  Investor Shares........  101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Corp.        40,609,040    22.40%
                           200 Liberty Street -- 5th Floor
                           New York, NY 10281-5503
Money Market Fund --       Comerica Bank                         2,151,628,363    53.80%
  Institutional Shares...  411 W. Lafayette St., Mail Code 3455
                           Detroit, MI 48226-3155
                           Thomas H. Bailey                        221,496,300     5.54%
                           1000 Blue Heron Lane
                           Carbondale, CO 81623

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------
Money Market Fund --       EGAP & Co.                               19,706,998    71.96%
  Service Shares.........  PO Box 820
                           Burlington, VT 05402-0820
                           Wells Fargo Brokerage Services LLC        7,680,043    28.04%
                           608 Second Avenue S
                           Minneapolis, MN 55402-1916
Olympus Fund.............  Charles Schwab & Co. Inc.                10,949,541    14.77%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.           5,655,752     7.63%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Orion Fund...............  Charles Schwab & Co. Inc.                 5,388,752     6.38%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.           5,063,359     6.00%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Overseas Fund............  Charles Schwab & Co. Inc.                19,707,562    22.80%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.          13,589,721    15.72%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Research Fund............  Charles Schwab & Co. Inc.                   874,560    24.91%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.             178,068     5.07%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
Risk-Managed Stock         Charles Schwab & Co. Inc.                 1,844,112     7.49%
  Fund...................  101 Montgomery Street
                           San Francisco, CA 94104-4122
Short-Term Bond Fund.....  Charles Schwab & Co. Inc.                 8,688,789    11.92%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.           3,773,158     5.18%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------
Small Cap Value Fund --    JP Morgan Chase Bank                      5,741,499    15.03%
  Institutional Shares...  4 New York Plaza -- 2nd Floor
                           New York, NY 10004-2413
                           National Financial Services Corp.         4,324,446    11.32%
                           200 Liberty Street -- 5th Floor
                           New York, NY 10281-5503
                           Vanguard Fiduciary Trust Co.              3,950,117    10.34%
                           PO Box 2600, VM 613
                           Valley Forge, PA 19482-2600
                           Charles Schwab & Co. Inc.                 3,062,529     8.02%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           Mitra & Co.                               2,966,086     7.76%
                           1000 N. Water Street
                           Milwaukee, WI 53202-6648
Small Cap Value Fund --    National Financial Services Co.           8,357,765    18.78%
  Investor Shares........  PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
                           Northern Trust Co.                        4,757,378    10.69%
                           PO Box 92994
                           Chicago, IL 60675-2994
                           Charles Schwab & Co. Inc.                 3,750,787     8.43%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           Merrill Lynch Pierce Fenner & Smith       3,416,043     7.67%
                           Inc.
                           4800 Deer Lake Drive East -- 3rd
                           Floor
                           Jacksonville, FL 32246-6484
Tax-Exempt Money Market    John M. O'Quinn                          28,829,744    66.23%
  Fund -- Institutional    3518 Travis Street
  Shares.................  Houston, TX 77002-9542
Triton Fund..............  Charles Schwab & Co. Inc.                   328,328    10.59%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
Twenty Fund..............  Charles Schwab & Co. Inc.                18,036,479     8.83%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.          15,476,138     7.58%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908
                           Nationwide QPVA                          10,475,353     5.13%
                           PO Box 182029
                           Columbus, OH 43218-2029
Venture Fund.............  Charles Schwab & Co. Inc.                 2,253,626     9.74%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------
Worldwide Fund...........  Charles Schwab & Co. Inc.                24,577,928    19.64%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
                           National Financial Services Co.          20,479,859    16.37%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

     To the knowledge of the Funds, except for Janus Capital's ownership, [no person beneficially owns 25% or more of a class of shares of any Fund.] Entities shown herein that own 25% or more of a class of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

                                                                       EXHIBIT N

                                 LEGAL MATTERS

     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG") and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited, to the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above). In the fund investor class action, the Court dismissed all claims except one claim under Section 10(b) of the Securities Exchange Act of 1934 and one claim under Section 36(b) of the Investment Company Act of 1940.

The state-law claims were dismissed with leave to amend; all other claims were dismissed without leave to amend. In the fund derivative action, the court dismissed all claims except one claim under Section 36(b) of the Investment Company Act of 1940. All other claims were dismissed without leave to amend.

     The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act and requesting certain monetary penalties, among other relief. Janus Capital has removed this case to federal court and has requested that it transfer to the District of Maryland for coordination with the lawsuits described above.

     In addition to the "market timing" actions described above, one consolidated civil lawsuit is pending in the U.S. District Court for the District of Colorado against Janus Capital, challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The consolidated amended complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

     A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

[JANUS LOGO]

151 Detroit Street
Denver, Colorado 80206-4928

                                            FORM OF
                                            JANUS INVESTMENT FUND

                                            THIS PROXY IS BEING SOLICITED BY THE
                                            TRUSTEES OF JANUS INVESTMENT FUND


This Proxy shall be voted on the Proposals described in the accompanying Proxy Statement as specified below. The undersigned hereby appoints Kelley A. Howes, Girard C. Miller and Jesper Nergaard, or any of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on November 22, 2005 at 10:00 a.m. Mountain Time and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.

To vote by Telephone

1)       Read the Proxy Statement and have this proxy card at hand.

2)       Call ________________.

3) Enter the control number on this proxy card and follow the simple instructions.

To vote by Internet

1)       Read the Proxy Statement and have this proxy card at hand.

2)       Go to www.proxyvote.com.

3) Enter the control number on this proxy card and follow the simple instructions.

To vote by Mail

1)       Read the Proxy Statement.

2)       Check the appropriate boxes on this proxy card.

3)       Sign and date the proxy card.

4)       Return the proxy card in the envelope provided.




TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:                  KEEP THIS PORTION FOR YOUR RECORDS

                                                                       DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[FUND]

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL LISTED BELOW.

1.   ELECTION OF TRUSTEES

                                    For     Withhold       For All             To withhold authority to vote, mark
                                    All     All            Except              "For All Except" and write the
                                                                               nominee's number on the line
                                                                               below.
         01) Jerome S. Contro
         02) William F. McCalpin
         03) John W. McCarter, Jr.
         04) Dennis B. Mullen
         05) James T. Rothe
         06) William D. Stewart
         07) Martin H. Waldinger
         08) Linda S. Wolf
         09) Thomas H. Bailey
                                    [ ]        [ ]           [ ]
                                                                               ---------------------------

                                                               FOR              AGAINST             ABSTAIN


2.   APPROVAL OF ELIMINATION OF A FUNDAMENTAL                  [ ]              [ ]                 [ ]
     INVESTMENT POLICY FOR JANUS FLEXIBLE BOND FUND

3.   INVESTMENT ADVISORY AGREEMENT

(a)      Approve Amendments to a Fund's Investment             [ ]              [ ]                 [ ]
         Advisory Agreement Between JCM on Behalf
         of Certain Funds

(b)      Approve New Investment Advisory Agreement             [ ]              [ ]                 [ ]
         Between JCM and the Trust on Behalf of Certain
         Funds that Would Introduce a Performance Incentive
         Investment Advisory Fee Structure for the Funds

4.   APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN JCM,
     ON BEHALF OF JANUS RISK-MANAGED STOCK FUND,
     AND INTECH THAT WOULD INTRODUCE A PERFORMANCE
     INCENTIVE SUBADVISORY FEE STRUCTURE

                                                               [ ]              [ ]                 [ ]


If you sign, date and return this Proxy but do not fill in a box above, we will vote your shares "FOR" that Proposal.

Note: Please sign exactly as your name appears on the Proxy. If you are signing this Proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.



---------------------------------------------                     ----------------------------------
Signature (PLEASE SIGN WITHIN BOX)       Date                     Signature (Joint Owners)      Date